COLLABORATION AND LICENSE AGREEMENT



                              DATED JANUARY 1, 1999



                                     BETWEEN


                       AMERICAN HOME PRODUCTS CORPORATION
                               acting through its
                       WYETH-AYERST LABORATORIES DIVISION



                                       AND



                          NEUROCRINE BIOSCIENCES, INC.



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
                                TABLE OF CONTENTS

ARTICLE ONE - DEFINITIONS................................................................................1

    1.1    "ACQUISITION".................................................................................1
    1.2    "AFFILIATE"...................................................................................1
    1.3    "COLLABORATION PRODUCTS"......................................................................2
    1.4    "COLLABORATION TECHNOLOGY"....................................................................2
    1.5    "COMBINATION PRODUCT".........................................................................2
    1.6    "COMMERCIALLY REASONABLE EFFORTS".............................................................2
    1.7    "COMPETITION".................................................................................3
    1.8    "COMPETITIVE PRODUCTS"........................................................................3
    1.9    "COMPOUND"....................................................................................3
    1.10   "CONFIDENTIALINFORMATION".....................................................................3
    1.11   "CONTROLS" OR "CONTROLLED".....................................................................4
    1.12   "DEFAULT".....................................................................................4
    1.13   [***}.........................................................................................4
    1.14   "EFFECTIVE DATE"..............................................................................4
    1.15   "EUROPEAN UNION"..............................................................................4
    1.16   "FDA".........................................................................................4
    1.17   "FIELD OF USE"................................................................................4
    1.18   "FTE".........................................................................................4
    1.19   "FIRST COMMERCIAL SALE".......................................................................4
    1.20   "FORCE MAJEURE"...............................................................................4
    1.21   "HIT(S)"......................................................................................5
    1.22   "INTERIM CLINICAL EVALUATION POINT" OR "ICE"...................................................5
    1.23   "IND".........................................................................................5
    1.24   "JOINT CONFIDENTIAL INFORMATION"..............................................................5
    1.25   "JOINT INVENTIONS"............................................................................5
    1.26   "JOINT TECHNOLOGY"............................................................................5
    1.27   "LEAD COMPOUND(S)"............................................................................6
    1.28   "LICENSE FEES"................................................................................6
    1.29   "MAJOR EUROPEAN COUNTRY"......................................................................6
    1.30   "NDA".........................................................................................6
    1.31   "NET SALES"...................................................................................6
    1.32   "NEUROCRINE ANCILLARY TRANSPORTERS"...........................................................9
    1.33   "NEUROCRINE COMPOUND".........................................................................9
    1.34   "NEUROCRINE CONFIDENTIAL INFORMATION".........................................................9
    1.35   "NEUROCRINE INVENTION"........................................................................9
    1.36   "NEUROCRINE MATERIALS"........................................................................9
    1.37   "NEUROCRINE PROPRIETARY CHEMICAL LIBRARY".....................................................9
    1.38   "NEUROCRINE RESEARCHER".......................................................................9
    1.39   "NEUROCRINE TECHNOLOGY"......................................................................10
       (a) "Neurocrine Compound Technology".............................................................10
       (b) "Neurocrine Ancillary Transporter Technology"................................................10
       (c) "Neurocrine Transporter Technology"..........................................................10
    1.40   "NEUROCRINE TRANSPORTERS"....................................................................10
    1.41   "OHSU AGREEMENT".............................................................................10
    1.42   "PARTY"......................................................................................10
    1.43   "PATENT RIGHTS"..............................................................................11
    1.44   "PERSON".....................................................................................11
    1.45   "PIVOTAL TRIAL"..............................................................................11
    1.46   "PRIOR AGREEMENT"............................................................................11
    1.47   "PROOF OF CONCEPT"...........................................................................11
    1.48   "REGULATORY APPROVAL"........................................................................11
    1.49   "REGULATORY AUTHORITY".......................................................................11
    1.50   "REGULATORY FILINGS".........................................................................12
    1.51   "RESEARCH PLAN"..............................................................................12
    1.52   "RESEARCH PROGRAM"...........................................................................12
    1.53   "RESEARCH PROGRAMFUNDING"....................................................................12
    1.54   "RESEARCH PROGRAM MATERIALS".................................................................12
    1.55   "ROYALTIES"..................................................................................12
    1.56   "STEERING COMMITTEE".........................................................................12
    1.57   "TECHNOLOGY".................................................................................12
    1.58   "THIRD PARTY(IES)"...........................................................................12
    1.59   "THIRD PARTY ROYALTIES"......................................................................12
    1.60   "UNPATENTED PRODUCT".........................................................................12
    1.61   "VALID CLAIM"................................................................................13
    1.62   "WYETH-AYERST COMPOUND"......................................................................13
    1.63   "WYETH-AYERST CONFIDENTIAL INFORMATION"......................................................13
    1.64   "WYETH-AYERST INVENTION".....................................................................13
    1.65   "WYETH-AYERSTMATERIALS"......................................................................13
    1.66   "WYETH-AYERST PROPRIETARY CHEMICAL LIBRARY"..................................................13
    1.67   "WYETH-AYERST TECHNOLOGY"....................................................................13

ARTICLE TWO -- REPRESENTATIONS AND WARRANTIES...........................................................14

    2.1    MUTUAL REPRESENTATIONS AND WARRANTIES........................................................14
    2.2    ADDITIONAL NEUROCRINE REPRESENTATIONS, WARRANTIES AND COVENANTS..............................15
    2.3    REPRESENTATION BY LEGAL COUNSEL..............................................................17
    2.4    NEUROCRINE DISCLAIMER........................................................................17
    2.5    WYETH-AYERST DISCLAIMER......................................................................17

ARTICLE THREE -- LICENSES...............................................................................18

    3.1    LICENSE GRANT TO WYETH-AYERST................................................................18
    3.2    LICENSE GRANT TO NEUROCRINE..................................................................19
    3.3    NEUROCRINE RETAINED RIGHTS...................................................................19
    3.4    PRIOR AGREEMENT..............................................................................20
    3.5    OHSU AGREEMENT...............................................................................20

ARTICLE FOUR -- STEERING COMMITTEE......................................................................21

    4.1    CREATION; AUTHORITY..........................................................................21
    4.2    CHAIRPERSON..................................................................................21
    4.3    MEETINGS.....................................................................................21
    4.4    DECISIONS OF THE COMMITTEE...................................................................22

ARTICLE FIVE -- COLLABORATIVE RESEARCH PROGRAM AND RESEARCH FUNDING.....................................22

    5.1    RESEARCH PROGRAM.............................................................................22
    5.2    TERM.........................................................................................22
    5.3    RESEARCH PLAN................................................................................23
    5.4    CONDUCT OF THE RESEARCH PROGRAM..............................................................23
    5.5    FUNDING OF THE RESEARCH PROGRAM..............................................................23
       (a) Funding by Wyeth-Ayerst......................................................................24
       (b)    Reporting and Reconciliation..............................................................24
       (c) Records and Audits...........................................................................25
    5.6    INVENTION ASSIGNMENT AGREEMENTS..............................................................26
    5.7    REPORTING AND DISCLOSURE.....................................................................26
       (a) Reports......................................................................................26
       (b)    Quarterly Meetings........................................................................26
       (c) Disclosure...................................................................................26
    5.8    DATA.........................................................................................26
       (a) Neurocrine Data..............................................................................26
       (b) Wyeth-Ayerst Data............................................................................27
       (c) Other Research Program Data..................................................................27
       (d)    Wyeth-Ayerst Research, Clinical Development and Commercialization Data....................27
    5.9    MATERIALS....................................................................................27
       (a) Research Program Materials...................................................................27
       (b) Neurocrine Materials.........................................................................27
       (c) Wyeth-Ayerst Materials.......................................................................28

ARTICLE SIX -- SELECTION OF LEAD COMPOUNDS AND COLLABORATION PRODUCTS...................................28

    6.1    SELECTION OF LEAD COMPOUNDS DURING TERM RESEARCH PROGRAM.....................................28
    6.2    SELECTION OF LEAD COMPOUNDS AFTER TERM RESEARCH PROGRAM......................................29
    6.3    SELECTION OF COLLABORATION PRODUCTS..........................................................29
    6.4    DESIGNATION OF LEAD COMPOUNDS AND COLLABORATION PRODUCTS.....................................29

ARTICLE SEVEN - DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION........................................30

    7.1    WYETH-AYERST DEVELOPMENT.....................................................................30
    7.2    PROGRESS REPORTS.............................................................................30
    7.3    MANUFACTURING................................................................................30
    7.4    COMMERCIALIZATION OF COLLABORATION PRODUCTS..................................................30
    7.5    CO-PROMOTION.................................................................................31

ARTICLE EIGHT - LICENSE FEES............................................................................31

    8.1    LICENSE FEES.................................................................................31
    8.2    ADDITIONAL LICENSE FEES......................................................................33

ARTICLE NINE - ROYALTIES................................................................................37

    9.1    ROYALTY RATES................................................................................37
    9.2    ROYALTY ADJUSTMENTS..........................................................................39
       (a) Royalty Adjustment for Unpatented Products...................................................39
       (b) Competition..................................................................................39
    9.3    TERM OF ROYALTY..............................................................................40
    9.4    REPORTS AND PAYMENTS.........................................................................40
       (a) Cumulative Royalties.........................................................................40
       (b)    Statements and Payments...................................................................40
       (c) Taxes and Withholding........................................................................41
       (d)    Currency..................................................................................41
       (e) Maintenance of Records; Audit................................................................41
    9.5    THIRD PARTY PAYMENTS.........................................................................42
       (a) OHSU Agreement...............................................................................42
       (b) Neurocrine Technology........................................................................43
       (c) Collaboration Products.......................................................................43
       (d)  Third Party Licenses........................................................................44

ARTICLE TEN -- CONFIDENTIALITY, PUBLICATION AND PUBLIC ANNOUNCEMENTS....................................44

    10.1   CONFIDENTIALITY..............................................................................44
    10.2   AUTHORIZED DISCLOSURE........................................................................45
       (a) Each Party...................................................................................45
       (b)    Use.......................................................................................46
    10.3   SEC FILINGS..................................................................................46
    10.4   PUBLICATIONS.................................................................................46
    10.5   PUBLIC ANNOUNCEMENTS.........................................................................46
       (a) Coordination.................................................................................46
       (b) Announcements................................................................................47

ARTICLE ELEVEN - INDEMNIFICATION........................................................................47

    11.1   INDEMNIFICATION BY WYETH-AYERST..............................................................47
    11.2   INDEMNIFICATION BY NEUROCRINE................................................................47
    11.3   PROCEDURE....................................................................................48
    11.4   INSURANCE....................................................................................49

ARTICLE TWELVE - TERM AND TERMINATION...................................................................49

    12.1   GOVERNMENT APPROVALS.........................................................................49
       (a) Government Approvals.........................................................................49
       (b)    Co-operation..............................................................................49
    12.2   TERM.........................................................................................49
    12.3   EARLY TERMINATION FOR FAILURE TO DEMONSTRATE PROOF  OF CONCEPT...............................49
    12.4   TERMINATION OF COLLABORATION PRODUCT DEVELOPMENT AND COMMERCIALIZATION.......................50
    12.5   DEFAULT......................................................................................54
       (a) Wyeth-Ayerst.................................................................................54
       (b) Neurocrine...................................................................................57
    12.6   BANKRUPTCY...................................................................................58
       (a) Neurocrine...................................................................................59
       (b) Wyeth-Ayerst.................................................................................59
    12.7   ACQUISITION..................................................................................60
    12.8   LIABILITIES..................................................................................61
    12.9   DISCLAIMER...................................................................................61

ARTICLE THIRTEEN - INTELLECTUAL PROPERTY................................................................61

    13.1   INVENTIONS...................................................................................61
    13.2   PATENT PROSECUTION...........................................................................62
       (a)  Wyeth-Ayerst Inventions and Collaboration Products..........................................62
       (b) OHSU Licensed Patent Rights..................................................................62
       (c)  Neurocrine Inventions.......................................................................62
       (d)  Joint Inventions............................................................................62
    13.3   ENFORCEMENT OF PATENT RIGHTS.................................................................62
       (a) Wyeth-Ayerst Inventions......................................................................62
       (b)    Neurocrine Inventions and Joint Inventions................................................63
       (c) OHSU Licensed Patent Rights..................................................................63
       (d)    Neurocrine Technology.....................................................................64


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                                    EXHIBITS

Exhibit A -- TRANSPORTERS
Exhibit B -- LEAD COMPOUND AND PROOF OF CONCEPT
Exhibit C -- PATENT RIGHTS
Exhibit D -- OHSU AGREEMENT
Exhibit E -- THIRD PARTY PATENTS
Exhibit F -- OTHER NEUROCRINE OBLIGATIONS




                       COLLABORATION AND LICENSE AGREEMENT

         THIS COLLABORATION AND LICENSE AGREEMENT (the "Agreement"), dated as of January 1, 1999, is made by and between Neurocrine Biosciences, Inc., a Delaware corporation with its principal place of business at 10555 Science Park Road, San Diego, California 92121-1102 ("Neurocrine") and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, a Delaware corporation, with a place of business at 555 East Lancaster Avenue St. Davids Pennsylvania 19087 ("Wyeth-Ayerst").

     WHEREAS,   Wyeth-Ayerst  is  engaged  in  the  research,   development  and
commercialization of human pharmaceutical products;

         WHEREAS, Neurocrine is the owner or licensee of certain patent rights relating to [***] which may be useful in the discovery and development of human pharmaceutical products;

         WHEREAS, Wyeth-Ayerst and Neurocrine have agreed to collaborate, on the terms and conditions set forth herein, in the research, development and commercialization of compounds [***] (each as defined below);

         NOW,  THEREFORE,   in  consideration  of  the  mutual  representations,
warranties  and  covenants   contained   herein  and  other  good  and  valuable
consideration, the Parties agree as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

         When used in this Agreement, each of the following capitalized terms shall have the meanings set forth in this Article One. Any terms defined elsewhere in this Agreement shall be given equal weight and importance as though set forth in this Article One.

1.1 "Acquisition" shall mean with respect to Neurocrine, the acquisition, directly or indirectly, by any Third Party of (i) securities authorized to cast fifty percent (50%) or more of the votes in any election of directors and/or (ii) the sale or other transfer of all or substantially all of its assets. Notwithstanding the foregoing, the sale or other transfer of substantially all of the assets of Neurocrine to another direct or indirect wholly-owned subsidiary of Neurocrine shall not constitute an Acquisition.

1.2 "Affiliate" shall mean a Person that, directly or indirectly, through one or more intermediates, controls, is controlled by, or is under common control with the Person specified. For the purposes of this definition, control shall mean the direct or indirect ownership of, (a) in the case of corporate entities, securities authorized to cast more than fifty percent (50%) of the votes in any election for directors or
         (b) in the case of non-corporate entities, more than fifty percent (50%) ownership interest with the power to direct the management and policies of such non-corporate entity. Notwithstanding the foregoing, the term "Affiliate" shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

1.3 "Collaboration Products" shall mean products containing one or more Lead Compounds as an active ingredient(s), provided, however, that if
         (i) none of the Compounds contained in a product are encompassed within the Collaboration Technology and (ii) such product is not developed by Wyeth-Ayerst, its Affiliates or sublicensees for any indication in which the [***] and (iii) identification, development and commercialization of such product does not utilize Collaboration Technology, then such product shall not be a Collaboration Product for purposes of this Agreement. For the purposes of License Fees under Article Eight below and Royalty payments under Article Nine below, all formulations (e.g., tablets, gel caps, topical formulations, parenteral formulations, sustained release formulations, etc.) of a Collaboration Product will be considered to be the same Collaboration Product, regardless of the indications for which such Collaboration Product may be used.

1.4 "Collaboration Technology" shall mean all Technology encompassed by the Neurocrine Technology, Wyeth-Ayerst Technology and Joint Technology.

1.5 "Combination Product" shall mean a product that contains, as active ingredients one or more Lead Compounds (or Collaboration Products) and one or more other Compounds that are not Lead Compounds (or Collaboration Products).

1.6 "Commercially Reasonable Efforts" shall mean efforts and resources commonly used by a Party (which efforts will be no less than those used by such Party in the research and development of its products, as described below, in the one year period preceding the Effective Date) for a product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, Regulatory Authority approved labeling, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of Regulatory Approval given the regulatory structure involved, the profitability of the product including the royalties payable to licensors of patent rights, alternative products and other relevant factors. Commercially Reasonable Efforts shall be determined on a market-by-market basis for a particular product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of the Collaboration Product and the market involved.

1.7 "Competition" shall exist during a given calendar quarter with respect to a Collaboration Product in a county if, during such calendar quarter, one or more Competitive Products shall be commercially available in such country and shall have in the aggregate a [***] or greater share of the total market (based on data provided by IMS International, or if such data are not available, based on such other data mutually agreed to by Wyeth-Ayerst and Neurocrine) in that country as measured by unit sales. For purposes of this agreement, the "total market" in a country shall be the sum of (x) the number of units of the affected Collaboration Product sold during such calendar quarter in such country by Wyeth-Ayerst, its Affiliates and sublicensees and (y) the number of units of Competitive Products sold in such country during such calendar quarter.

1.8 "Competitive Products" shall mean and include products (other than Collaboration Products developed and commercialized by Wyeth-Ayerst pursuant to this Agreement) that contain principally the same active chemical entity(ies) as a Collaboration Product and which (a) act through the same mechanism as a Collaboration Product and (b) can reasonably be or are reasonably used for the same indication as a Collaboration Product. Without limitation of the foregoing, compounds that are of the same general formulation type (i.e., oral vs. parenteral vs. topical) as a Collaboration Product would generally be considered Competitive Products while compounds of a different general formulation type from a Collaboration Product would generally not be considered Competitive Products unless the compound and Collaboration Product are reasonably used (other than de minimis usage) for the treatment of the same indication.

1.9 "Compound" shall mean a chemical compound or substance together with all complexes, mixtures and other combinations, prodrugs, metabolites, enantiomers, salt forms, racemates, and isomers thereof.

1.10 "Confidential Information" shall mean with respect to each Party, non-public proprietary data or information which belong in whole or in part to such Party and/or information designated as Confidential Information of such Party hereunder.

1.11 "Controls" or "Controlled" shall mean with respect to Technology, the possession of the ability to grant licenses or sublicenses without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party.

1.12 "Default" shall mean with respect to a Party that (i) any representation or warranty of such Party set forth herein shall have been untrue in any material respect when made or (ii) such Party shall have failed to perform any material obligation set forth in this Agreement.

1.13     [***] shall be as defined in Exhibit A.

1.14     "Effective Date" shall mean January 1, 1999.

1.15 "European Union" shall mean, from time to time, those countries that are members of the European Union.

1.16 "FDA" shall mean the Federal Food and Drug Administration of the United States Department of Health and Human Services or any successor agency thereof.

1.17 "Field of Use" shall mean all therapeutic, prophylactic and diagnostic uses.

1.18 "FTE" shall mean full time equivalent scientific person year consisting of a minimum of a total [***] per year of scientific work on or directly related to the Research Program. Work on or directly related to the Research Program can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, carrying out management duties related to the Research Program, and to the extent specifically approved by Wyeth-Ayerst, writing up results for publications or presentation and attending or presenting appropriate seminars and symposia.

1.19 "First Commercial Sale" shall mean with respect to any Collaboration Product approved for commercial sale, the first transfer by Wyeth-Ayerst, its Affiliates and/or its sublicensees of the Collaboration Product to a non-Affiliate Third Party in exchange for cash or some equivalent to which value can be assigned.

1.20 "Force Majeure" shall mean any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident; or war, revolution, civil commotion, acts of public enemies, blockage or embargo; or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government; or breakdown of plant, inability to procure or use materials, labor, equipment, transportation, or energy sufficient to meet manufacturing needs without the necessity of allocation; or any other cause whatsoever, whether similar or dissimilar to those above enumerated, beyond the reasonable control of such Party, if and only if the Party affected shall have used reasonable efforts to avoid such occurrence and to remedy it promptly if it shall have occurred.

1.21 "Hit(s)" shall mean Compounds derived from the Neurocrine Proprietary Chemical Library, the Wyeth-Ayerst Proprietary Chemical Library or any other library selected by the Parties, which are screened in the conduct of the Research Program and test positive in screening assays [***]. For the purposes of this definition, the Steering Committee will determine what shall constitute a positive test with respect to any screening assays selected for the Research Program and it is anticipated that, depending on results obtained in the course of the Research Program, what constitutes a positive test may change from time to time.

1.22 "Interim Clinical Evaluation Point" or "ICE" shall mean, with respect to any Collaboration Product, the development milestone indicating
         [***], as decided by Wyeth-Ayerst's Development Operating Committee. [***]. In addition, [***]. Notwithstanding the foregoing, in the event Wyeth-Ayerst shall make the decision [***], ICE shall be deemed to have been met.

1.23 "IND" shall mean an Investigational New Drug Application covering a Collaboration Product filed with the FDA pursuant to 21 CFR 312.20 or an equivalent foreign filing required for the clinical testing of a pharmaceutical product.

1.24 "Joint Confidential Information" shall mean Confidential Information owned jointly by Wyeth-Ayerst and Neurocrine or otherwise designated as Joint Confidential Information hereunder.

1.25     "Joint Inventions" shall be as defined in Section 13.1 hereof.

1.26 "Joint Technology" shall mean Technology, which is discovered or invented jointly by Neurocrine personnel and Wyeth-Ayerst personnel during the term of this Agreement.

1.27 "Lead Compound(s)" shall mean those Compounds (i) [***], (ii) that meet the criteria set forth on Exhibit B hereto and (iii) that are selected by the Steering Committee or Wyeth-Ayerst in accordance with Article Six, provided, however, that Lead Compounds shall specifically exclude any Compounds [***]. Notwithstanding the foregoing, for purposes of calculating Net Sales and determining License Fees and Royalty payments under this Agreement, a Lead Compound together with all complexes, mixtures and other combinations, prodrugs, metabolites, enantiomers, salt forms, racemates, isomers, and derivatives thereof, shall be considered to be a single Lead Compound.

1.28 "License Fees" shall mean the payments to be made by Wyeth-Ayerst to Neurocrine upon occurrence of certain events as set forth in Article Eight.

1.29 "Major European Country" shall mean France, Germany, Italy or the United Kingdom.

1.30 "NDA" shall mean a New Drug Application (or Biologics License Application, if applicable) covering a Collaboration Product filed with the FDA pursuant to 21 CFR 314 or an equivalent foreign filing required for marketing approval of a pharmaceutical product.

1.31 "Net Sales" shall mean, with respect to a Collaboration Product, all proceeds actually received from the sale or other disposition of a Collaboration Product by Wyeth-Ayerst, its Affiliates or sublicensees to unrelated Third Parties, less the reasonable and customary deductions from such gross amounts actually paid by or charged to the account of Wyeth-Ayerst, including, without limitation,


                  (a) trade, cash and quantity discounts actually allowed and taken directly with respect to such sales;

                  (b) amounts repaid, credits or allowances actually granted for damaged goods, defects, recalls, returns or rejections of Collaboration Product and retroactive price reductions;

                  (c) sales or similar taxes actually paid by or charged to the account of Wyeth-Ayerst, its Affiliates or sublicensees without offset (including, without limitation, duties or other governmental charges levied on, absorbed or otherwise imposed on the sale of Collaboration Product, value added taxes or other governmental charges otherwise measured by the billing amount, when included in billing, but not including national, state or local taxes based on income);

                  (d) charge back payments and rebates granted to (i) managed health care organizations, (ii) federal, state and/or local governments or their agencies,
                           (iii) purchasers and reimbursers, or (iv) trade customers, including, without limitation, wholesalers and chain and pharmacy buying groups; and

                  (e)      freight,  postage,   shipping,   customs  duties  and
                           insurance charges to the extent included in the proceeds actually received from the customer.

         For the purposes of determining Net Sales hereunder, a sublicensee shall include a Third Party who, pursuant to an agreement with Wyeth-Ayerst, distributes Collaboration Products, provided, such Third Party also, as required by such agreement, conducts promotion and/or marketing activities in the applicable territory. Net Sales shall be determined in accordance with United States generally accepted accounting principles consistently applied. A "sale" shall also include the transfer or other disposition of a Collaboration Product for consideration other than cash, in which case such consideration will be valued at the fair market value thereof. In the event that a Collaboration Product is sold either for consideration other than cash or as part of a bundled product, the Net Sales of such Collaboration Product will be calculated based on the average unit price of such Collaboration Product when sold (other than as part of a bundle) in cash transactions in such country. In the event that, on a country-by-country basis, a Collaboration Product is sold in the form of a Combination Product, the Net Sales for such Combination Product will be calculated as follows:

                   (i) If Wyeth-Ayerst, its Affiliates and/or sublicensees separately sells, in such country, (x) Collaboration Products containing as their sole active ingredient(s) the same Lead Compound(s) as are contained in such Combination Product and (y) other products containing as their sole active ingredient(s) the other active component or components in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying actual Net Sales of the Combination Product by the [***], which Collaboration Product contains, as the sole active ingredient(s), the same Lead Compound(s) as are in such Combination Product and [***], which product(s) contain, as their sole active ingredient(s) any other active component or components in the Combination Product.

                   (ii) If Wyeth-Ayerst, its Affiliates and/or sublicensees separately sells, in such country, Collaboration
                            Products containing as their sole active ingredient(s) the same Lead Compound(s) as are contained in such Combination Product but do not separately sell, in such country, other products containing as their sole active ingredient(s) the other active component or components in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination
                            Product by the [***], which Collaboration Product contains, as the sole active ingredient(s), the same Lead Compound(s) as are in such Combination Product, [***].
                  (iii) If Wyeth-Ayerst, its Affiliates and/or sublicensees do not separately sell, in such country, Collaboration Products containing as their sole active ingredient(s) the same Lead Compound(s) as are contained in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the [***].

         Notwithstanding the foregoing, Net Sales shall not include any consideration received by Wyeth-Ayerst, its Affiliates or sublicensees in respect of the sale, use or other disposition of a Collaboration Product in a country as part of a clinical trial prior to the receipt of all Regulatory Approvals required to commence full commercial sales of such Collaboration Product in such country.

1.32 "Neurocrine Ancillary Transporters" shall mean [***] as defined on Exhibit A.

1.33 "Neurocrine Compound" shall mean any Compound, which is (a) within the Neurocrine Proprietary Chemical Library, and (b) is screened under the Research Program for activity against the Neurocrine Transporters together with all complexes, mixtures and other combinations, prodrugs, metabolites, enantiomers, salt forms, racemates, and isomers thereof.

1.34 "Neurocrine Confidential Information" shall mean Confidential Information owned by Neurocrine or otherwise designated as Neurocrine Confidential Information hereunder but shall not include Joint Confidential Information.

1.35 "Neurocrine Invention" shall have the meaning set forth in Section 13.1 hereof.

1.36 "Neurocrine Materials" shall mean Neurocrine proprietary research materials including, but not limited to, Neurocrine Compounds, the Neurocrine Proprietary Chemical Library, assays, physical databases of chemical structures of Compounds in the Neurocrine Proprietary Chemical Library, reagents and materials derived therefrom. Neurocrine Materials will not include Research Program Materials. Neurocrine will own Neurocrine Materials supplied by Neurocrine to Wyeth-Ayerst hereunder.

1.37 "Neurocrine Proprietary Chemical Library" shall mean those Compounds that Neurocrine, as of the Effective Date owns or Controls, or that come into Neurocrine's Control during the term of the Research Program.

1.38 "Neurocrine Researcher" shall mean professional researchers and scientists employed by Neurocrine and having at least a Bachelors Degree in science and other academic and/or professional credentials demonstrating reasonably appropriate expertise for the task to be performed by such Neurocrine Researcher in carrying out the Research Plan.

1.39     "Neurocrine  Technology" shall mean the Neurocrine Compound Technology,
         Neurocrine   Ancillary   Transporter   Technology  and  the  Neurocrine
         Transporter Technology, each as defined below.

                  (a) "Neurocrine Compound Technology" shall mean all Technology (other than Joint Technology) owned or Controlled by Neurocrine on the Effective Date and/or during the term of this Agreement, which (i) claims or describes Lead Compounds and/or Collaboration Products and/or (ii) is developed, discovered or invented by Neurocrine in the conduct of the Research Program and/or (iii) is necessary or useful to develop, make, use or sell Lead Compounds and/or Collaboration Products.

                  (b) "Neurocrine Ancillary Transporter Technology" shall mean all Technology (other than Joint Technology) owned or Controlled by Neurocrine on the Effective Date or during the term of the Research Program that claims, describes or relates to the use of the Neurocrine Ancillary Transporters.

                  (c) "Neurocrine Transporter Technology" shall mean all Technology (other than Joint Technology) owned or Controlled by Neurocrine on the Effective Date or during the term of the Research Program that claims, describes or relates to the use of the Neurocrine Transporters. Neurocrine Transporter Technology will specifically include, without limitation, the Patent Rights set forth on Exhibit C hereto.

1.40 "Neurocrine Transporters" shall mean [***] as defined on Exhibit A.

1.41 "OHSU Agreement" shall mean the Amended and Restated License Agreement dated January 1, 1999 by and between Oregon Health Sciences University ("OHSU") and Neurocrine (a complete copy of which has been provided to and approved by Wyeth-Ayerst prior to the date this Agreement was signed by the Parties and which is attached hereto as Exhibit D), as such agreement may be amended from time to time (subject to the consent of Wyeth-Ayerst to the extent required under the Agreement dated January 1, 1999 by and among OHSU, Wyeth-Ayerst and Neurocrine.)

1.42 "Party" shall mean Wyeth-Ayerst or Neurocrine, as the case may be, and "Parties" shall mean Wyeth-Ayerst and Neurocrine.

1.43 "Patent Rights" shall mean the rights and interests in and to all issued patents and pending patent applications in any country, including, without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including, without limitation Supplementary Protection Certificates or the equivalent thereof.

1.44 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, unincorporated organization or other entity or a government agency or political subdivision thereto, and shall include any successor (by merger or otherwise) of such Person.

1.45 "Pivotal Trial" shall mean clinical trial which, if the pre-defined endpoints are met, is intended to be submitted as part of an application for marketing approval as statistically significant data in support of the product's safety and efficacy for the intended indication.

1.46 "Prior Agreement" shall mean the agreement dated August 15, 1996 by and between Northwest NeuroLogic, Inc. and Wyeth-Ayerst, as amended.

1.47 "Proof of Concept" shall mean, with respect to either of the Neurocrine Transporters, the successful achievement of both the in vitro Proof of Concept and the in vivo Proof of Concept criteria for such Neurocrine Transporter, as set forth in Exhibit B.

1.48 "Regulatory Approval" shall mean the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approvals of NDAs, supplements and amendments, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Lead Compounds or Collaboration Product(s) in a regulatory jurisdiction.

1.49 "Regulatory Authority" shall mean any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the Territory involved in the granting of Regulatory Approval for a Lead Compound or a Collaboration Product.

1.50 "Regulatory Filings" shall mean, collectively, INDs, Biologics License Applications, Drug Master Files, NDAs and/or any other comparable filings as may be required by Regulatory Authorities to obtain Regulatory Approvals.

1.51     "Research Plan" will be as defined in Section 5.3 below.

1.52 "Research Program" shall mean the collaborative research program conducted by Neurocrine and Wyeth-Ayerst and funded, in part, by Wyeth-Ayerst in accordance with the provisions of Article Five below.

1.53     "Research Program Funding" will be as defined in Section 5.5 below.

1.54 "Research Program Materials" shall mean and include clones, cell lines, Compounds, assays, databases, electronic and physical databases of chemical structures which, in each case, are developed by Neurocrine and/or Wyeth-Ayerst during the course of conduct of the Research Program. Research Program Materials also will include the Neurocrine Transporters and Neurocrine Ancillary Transporters and clones, cell lines and other materials encompassing, expressing, and/or containing the Neurocrine Transporters and/or Neurocrine Ancillary Transporters.

1.55 "Royalties" shall mean those royalties payable by Wyeth-Ayerst to Neurocrine pursuant to Article Nine of this Agreement.

1.56 "Steering Committee" shall have the meaning set forth in Section 4.1 hereof.

1.57 "Technology" shall mean proprietary data, information and all intellectual property, including but not limited to, trade secrets, know-how, inventions and technology, whether patentable or not, and Patent Rights directed to products, processes, formulations and/or methods.
1.58 "Third Party(ies)" shall mean any Person other than Neurocrine, Wyeth-Ayerst and their respective Affiliates.

1.59 "Third Party Royalties" shall mean royalties payable by Neurocrine, Wyeth-Ayerst, its Affiliates or sublicensees to a non-Affiliate Third Party (or multiple non-Affiliate Third Parties) to make, have made, use, sell, offer for sale or import Collaboration Products where the royalty payable to such non-Affiliate Third Party is based on Patent Rights owned or Controlled by such Third Party.

1.60 "Unpatented Product" shall mean a Collaboration Product the making, using or sale of which is not claimed or described in at least one Valid Claim included in the Collaboration Technology.

1.61 "Valid Claim" shall mean a claim of an issued and unexpired patent or a claim of a pending patent application which has not been held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been admitted to be invalid or unenforceable through re-examination or disclaimer or otherwise, provided, however, that if a claim of a pending patent application shall not have issued within [***] after the filing date from which such claim takes priority such claim shall not constitute a Valid Claim for the purposes of this Agreement.

1.62 "Wyeth-Ayerst Compound" shall mean any Compound (a) which is within the Wyeth-Ayerst Proprietary Chemical Library and (b) which is screened under the Research Program or by Wyeth-Ayerst under this Agreement for activity against a Neurocrine Transporter together with all complexes, mixtures and other combinations, prodrugs, metabolites, enantiomers, salt forms, racemates, and isomers thereof.

1.63 "Wyeth-Ayerst Confidential Information" shall mean Confidential Information owned by Wyeth-Ayerst or otherwise designated as Wyeth-Ayerst Confidential Information hereunder but shall not include Joint Confidential Information.

1.64     "Wyeth-Ayerst  Invention"  shall have the  meaning set forth in Section
         13.1 hereof.

1.65 "Wyeth-Ayerst Materials" shall mean Wyeth-Ayerst proprietary research materials including, but not limited to, Wyeth-Ayerst Compounds, the Wyeth-Ayerst Proprietary Chemical Library, assays, physical databases of chemical structures of Compounds in the Wyeth-Ayerst Proprietary Chemical Library, reagents and materials derived therefrom. Wyeth-Ayerst Materials will not include Research Program Materials. Wyeth-Ayerst will own Wyeth-Ayerst Materials provided to Neurocrine hereunder.

1.66 "Wyeth-Ayerst Proprietary Chemical Library" shall mean those Compounds that Wyeth-Ayerst, as of the Effective Date, owns or Controls, or that come into Wyeth-Ayerst's Control during the term of this Agreement, and any other Compounds not Controlled by Wyeth-Ayerst, but which
        Wyeth-Ayerst has the right to develop and commercialize, including, without limitation, the right to screen such Compounds for activity against the Neurocrine Transporters without violating the terms of any agreement between Wyeth-Ayerst and a Third Party.

1.67 "Wyeth-Ayerst Technology" shall mean all Technology (other than Joint Technology) owned or Controlled by Wyeth-Ayerst on the Effective Date and/or during the term of this Agreement (a) which relates specifically to, claims or describes Lead Compounds and/or Collaboration Products and/or (b) is developed, discovered or invented by Wyeth-Ayerst in the conduct of the Research Program, (c) is developed, discovered or invented by Wyeth-Ayerst personnel directly resulting from the use of Neurocrine Technology or Joint Technology and/or (d) is necessary or useful to make, use or sell Lead Compounds and/or Collaboration Products.


                                   ARTICLE TWO
                         REPRESENTATIONS AND WARRANTIES

2.1 Mutual Representations and Warranties. Each Party hereby represents, warrants and covenants to the other Party that:

         (a) the execution, delivery to the other Party and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement does not and will not conflict, in any material respect, with or result in a breach of any of the terms or provisions of (x) any other contractual obligations of such Party, (y) the provisions of its charter, operating documents or bylaws, or (z) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the Party's ability to meet its obligations hereunder, and (ii) it has not granted to any Third Party any right which would conflict in any material respect with the rights granted by it to the other Party hereunder;

         (b) this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights and (ii) equitable principles of general applicability;

         (c) such Party is a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of incorporation or formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof except where failure to be in good standing would not materially impact the Party's ability to meet its obligations hereunder;

         (d) such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the Person executing this Agreement on behalf of such Party is duly authorized to so by all requisite corporate action; and

         (e) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except for any filings under any applicable securities laws and except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to meets its obligations hereunder.

2.2      Additional  Neurocrine   Representations,   Warranties  and  Covenants.
         Neurocrine represents, warrants and covenants to Wyeth-Ayerst that:

         (a) it has the full right, power and authority to grant the licenses granted to Wyeth-Ayerst under Article Three hereof;

         (b) all Patent Rights included within the Neurocrine Transporter Technology and/or the Neurocrine Ancillary Transporter Technology which are existing as of the Effective Date are listed on Exhibit C attached hereto and, as of the Effective Date, the Patent Rights included within the Neurocrine Technology are existing and, to its knowledge, are not invalid or unenforceable, in whole or in part;

         (c) except as disclosed to Wyeth-Ayerst in writing and except for the nonexclusive licenses granted to Neurocrine pursuant to Article Three of the OHSU Agreement or retained by OHSU, Howard Hughes Medical Institute and the United States Government pursuant to Article Five of the OHSU License Agreement, to its knowledge (i) it is the sole and exclusive owner or the exclusive licensee of the Neurocrine Technology, including, without limitation, all Patent Rights included therein, and (ii) no Person (except OHSU, the Howard Hughes Medical Institute and the United States Government with respect to those Patent Rights licensed to Neurocrine under the OHSU Agreement), has any right, title or interest in or to the Neurocrine Technology;

         (d) except as disclosed to Wyeth-Ayerst in writing, to its knowledge (i) all inventors (who are known as of the date this Agreement is signed by each of the Parties) of any inventions included within the Neurocrine Technology have assigned their entire right, title and interest in and to such inventions and the corresponding Patent Rights to Neurocrine or, in the case of inventions and Patent Rights licensed by Oregon Health Sciences University to Neurocrine, to Oregon Health Sciences University, and (ii) no Person, other than those Persons named as inventors on any patent or patent application included within the Neurocrine Technology, is an inventor of the invention(s) claimed in such patent or patent application;

         (e) except as disclosed to Wyeth-Ayerst in writing, to Neurocrine's knowledge, OHSU has (i) complied with all of its obligations under applicable United States Government laws and regulations with respect to any inventions included within the Neurocrine Technology which inventions are subject inventions of a funding agreement between OHSU and the United States Government or any agency thereof and (ii) elected to retain title to any such invention as provided in 37 CFR Part 401;

         (f) as of the date this Agreement is signed by each of the Parties, there are no claims, judgments or settlements against or owed by Neurocrine or, to its knowledge, pending or threatened claims or litigation relating to the Neurocrine
                  Technology and during the term of this Agreement Neurocrine shall promptly notify Wyeth-Ayerst in writing, upon learning of any such actual or threatened claim, judgment or settlement;

         (g) during the term of this Agreement Neurocrine will use Commercially Reasonable Efforts not to diminish the rights under the Neurocrine Technology provided, however, that termination of the OHSU Agreement (i) by reason of the failure by Wyeth-Ayerst, as a sublicensee thereunder, to meet obligations set forth in Articles Nine and Ten thereof or any other obligations of a sublicensee thereunder or (ii) by reason of any default by Wyeth-Ayerst hereunder, shall not, in either instance, constitute a breach of this subparagraph (g);

         (h) except as set forth on Exhibit E, as of the date this Agreement is signed by each of the Parties, it is not aware of any patent, patent application or other intellectual property right of any Third Party which could materially adversely affect the ability of either Party to carry out its respective obligations hereunder or the ability of Wyeth-Ayerst to exercise or exploit any of the rights or licenses granted to it under this Agreement;

         (i) except as set forth on Exhibit F hereof, the terms of this Agreement do not conflict in any material respect with the terms of any other Neurocrine obligations; and

         (j) it has no knowledge of any material information, other than information provided to Wyeth-Ayerst in writing prior to the signing of this Agreement, which would negatively affect the ability of Wyeth-Ayerst to use the Neurocrine Transporters or the Neurocrine Ancillary Transporters.

2.3 Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

2.4      Neurocrine Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 2.1 AND
         2.2 HEREOF, NEUROCRINE MAKES NO OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY NEUROCRINE MATERIALS, INCLUDING WITHOUT LIMITATION, THE NEUROCRINE TRANSPORTERS AND NEUROCRINE ANCILLARY TRANSPORTERS. ADDITIONALLY, NEUROCRINE MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE MANUFACTURE, USE OR SALE OF ANY LEAD COMPOUND OR COLLABORATION PRODUCT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

2.5 Wyeth-Ayerst Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2.1 HEREOF, WYETH-AYERST MAKES NO OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY WYETH-AYERST MATERIALS, ANY LEAD COMPOUND OR ANY COLLABORATION PRODUCT. ADDITIONALLY, WYETH-AYERST MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED THAT THE DISCOVERY, DEVELOPMENT, MANUFACTURE, USE OR SALE OF ANY LEAD COMPOUND OR COLLABORATION PRODUCT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.


                                  ARTICLE THREE
                                    LICENSES

3.1 License Grant to Wyeth-Ayerst. Except as set forth in Section 3.3 below, Neurocrine hereby grants to Wyeth-Ayerst:

         (a) the sole and exclusive worldwide right and license, with no right to sublicense (except (i) to Wyeth-Ayerst's Affiliates and (ii) to any sublicensee of a Lead Compound and/or
                  Collaboration Product in so far as reasonably necessary for such sublicensee to develop such Lead Compound and/or Collaboration Product), under both the Neurocrine Technology and Neurocrine's interest in any Joint Technology, to use the Neurocrine Transporters for the identification and/or development of Lead Compounds and Collaboration Products in the Field of Use;

         (b) the sole and exclusive worldwide right and license, with the right to sublicense to Affiliates of Wyeth-Ayerst and/or one or more Third Parties, under both the Neurocrine Technology and Neurocrine's interest in any Joint Technology, to make, have made, use, import, market, offer for sale and sell Lead Compounds and Collaboration Products in the Field of Use;

         (c)      during  the  term  of  the  Research  Program,  the  sole  and exclusive right and license, with no right to sublicense (except to Wyeth-Ayerst's Affiliates), under both the Neurocrine Ancillary Transporter Technology and Neurocrine's interest in any Joint Technology, to use the Neurocrine Ancillary Transporters for the [***] of Lead Compounds and Collaboration Products;

         (d) after the term of the Research Program, a non-exclusive right and license, with no right to sublicense (except to Wyeth-Ayerst's Affiliates), under the Neurocrine Ancillary
                  Transporter Technology to use the Neurocrine Ancillary Transporters for the [***] of Lead Compounds and Collaboration Products;

         (e) during the term of this Agreement, a nonexclusive right and license, with no right to sublicense (except (i) to Wyeth-Ayerst Affiliates and (ii) to any sublicensee of a Lead Compound and/or Collaboration Product in so far as reasonably necessary for such sublicensee to develop such Lead Compound and/or Collaboration Product), to use all data and information generated by or on behalf of Neurocrine in the conduct of the Research Program, including data relating to Hits in the Neurocrine Proprietary Chemical Library, but only as shall be reasonably necessary for Wyeth-Ayerst to conduct research to identify and develop Lead Compounds and Collaboration Products, provided, however, that such license shall become sole and exclusive when a Compound is designated a Lead Compound in accordance with Article Six and shall revert to a non-exclusive license upon determination of the Steering Committee or Wyeth-Ayerst that such Lead Compound will not become a Collaboration Product;

         (f) during the term of this Agreement, an exclusive right and license, with the right to sublicense, to use all data and information generated by or on behalf of Neurocrine in the conduct of the Research Program relating to Lead Compounds and/or Collaboration Products in the Neurocrine Proprietary Chemical Library, but only as shall be reasonably necessary for Wyeth-Ayerst to conduct research to identify and develop Lead Compounds and Collaboration Products; and

         (g) during the term of this Agreement, a non-exclusive right and license, with no right to sublicense (except (i) to Wyeth-Ayerst's Affiliates and (ii) to any sublicensee of a Lead Compound and/or Collaboration Product in so far as reasonably necessary for such sublicensee to develop such Lead Compound and/or Collaboration Product), to use the Neurocrine Materials but only to the extent that such right and license shall be necessary for Wyeth-Ayerst to identify and develop Lead Compounds and Collaboration Products.

3.2 License Grant to Neurocrine. Wyeth-Ayerst hereby grants to Neurocrine for the term of the Research Program (i) a non-exclusive right and license, with no right to sublicense, under the Wyeth-Ayerst Technology to the extent that such right and license shall be necessary for Neurocrine to perform its obligations under the Research Program, and
         (ii) a non-exclusive right and license, with no right to sublicense, to use the Wyeth-Ayerst Materials but only to the extent that such right and license shall be necessary for Neurocrine to perform its obligations under the Research Program and (iii) a nonexclusive right and license to use all data and information generated in the conduct of the Research Program, including data relating to Hits in the
         Wyeth-Ayerst Proprietary Chemical Library, but only as shall be reasonably necessary for Neurocrine to perform its obligations under the Research Program.

3.3 Neurocrine Retained Rights. The exclusive licenses granted to Wyeth-Ayerst in Section 3.1 above, shall be subject to the retention by Neurocrine of a nonexclusive right and license, with no right to sublicense, in each case, to the extent necessary for Neurocrine to perform its obligations under the Research Program hereunder. Subject to the licenses granted to Wyeth-Ayerst in Section 3.1 above, nothing herein shall be deemed to restrict Neurocrine's right to otherwise exploit the Neurocrine Technology to develop products other than Lead Compounds and Collaboration Products including, without limitation, Neurocrine's right to use and sublicense the use of the Neurocrine Transporters to conduct selectivity testing with respect to products (other than Lead Compounds and Collaboration Products) being developed by Neurocrine or is corporate partners or sublicensees.

3.4 Prior Agreement. This Agreement supersedes the Prior Agreement and all Compounds which may have been identified under the Prior Agreement will be governed solely by the terms and conditions of this Agreement.

3.5 OHSU Agreement. Patent Rights licensed to Neurocrine pursuant to the OHSU Agreement (the "Sublicensed Rights") are included in the Neurocrine Technology licensed to Wyeth-Ayerst hereunder. Wyeth-Ayerst has approved the terms of the OHSU Agreement and the Parties agree that the terms of the OHSU Agreement are consistent with the terms of this Agreement and no conflict exist with respect to Neurocrine's obligations under this Agreement and Neurocrine's obligations under the OHSU Agreement. Wyeth-Ayerst will have all of the rights set forth in that agreement to be afforded to Neurocrine's sublicensee of any technology licensed thereunder including, without limitation, in the event of a termination of the OHSU Agreement, the right under Section
         4.03 thereof, to enter into a license, with respect to the Sublicensed Rights, directly with OHSU which license would be on the same terms and conditions as the OHSU Agreement. In the event that Wyeth-Ayerst enters into such a license with OHSU, (i) [***] of any payments made by Wyeth-Ayerst to OHSU under Paragraph 6.02 thereof (including payments creditable against payments owed under Section 6.02 thereof) and (ii) [***] of other payments thereunder shall in each case be deducted from any payments that Wyeth-Ayerst remains obligated or thereafter becomes obligated to make to Neurocrine under this Agreement. Neurocrine agrees that it will not modify or amend the OHSU Agreement, insofar as any such amendment or modification will have any impact on any of the rights or obligations of Wyeth-Ayerst under this Agreement or any agreement entered into between Wyeth-Ayerst and OHSU in accordance with this Section 3.5, without Wyeth-Ayerst's prior written consent which consent (i) may be provided or withheld by Wyeth-Ayerst in Wyeth-Ayerst's sole discretion in the case of any modification that would negatively impact any such rights or obligations of Wyeth-Ayerst, including, without limitation, any increase in payments to be made by Wyeth-Ayerst, any increase in diligence obligations, or any modification of the exclusivity of the Sublicensed Rights, or (ii) will not be unreasonably withheld by Wyeth-Ayerst in the case of any modification that would not negatively impact any such rights or obligations of Wyeth-Ayerst. Neurocrine further agrees that it will promptly provide Wyeth-Ayerst with copies of any notices it receives from or gives to OHSU pertaining to any termination or threatened termination of the OHSU Agreement.


                                  ARTICLE FOUR
                               STEERING COMMITTEE

4.1      Creation;   Authority.   Immediately  following  the  signing  of  this
         Agreement, Wyeth-Ayerst and Neurocrine will establish a steering committee (the "Steering Committee") consisting of at least three (3) members from each of Wyeth-Ayerst and Neurocrine with Wyeth-Ayerst and Neurocrine having equal representation at all times. The Steering Committee will be responsible for monitoring and reviewing the implementation of the Research Plan by the Parties and for determining the mechanisms for exchange of information and materials between the Parties. From time to time, the Steering Committee may establish subcommittees to oversee specific projects or activities and such subcommittees shall be constituted as the Steering Committee shall determine. The Steering Committee will exist until the termination of the Research Program unless the Parties otherwise agree in writing.

4.2 Chairperson. The chairperson of the Steering Committee shall be designated by Wyeth-Ayerst. The chairperson will be responsible for scheduling meetings of the Steering Committee, preparing agendas for meetings, sending to all Steering Committee members notices of all regular meetings and agendas for such meetings. The chairperson shall appoint a secretary for each meeting who will record the minutes of the meeting, circulate copies of meeting minutes to the Parties and each Steering Committee member promptly following the meeting for review, comment and approval and finalize approved meeting minutes.

4.3 Meetings. The Steering Committee shall meet at least once each calendar quarter and may meet at additional times as the Parties shall agree. Either Party may call a special meeting of the Steering Committee two
         (2) times per year, on fifteen(15) days written notice to the other Party. The Party convening a special meeting shall send notices and agenda for such meetings to the other Party and to each Steering Committee member. Meetings will alternate between the offices of the Parties, unless otherwise agreed, or may be held telephonically or by video-conference. Members of the Committee shall have the right to participate in and vote at meetings by telephone and to vote at meetings by proxy. Each Party shall be responsible for expenses incurred by its employees and its members of the Steering Committee incurred in attending or otherwise participating in Steering Committee meetings.

4.4 Decisions of the Committee. The goal of the Parties' collaboration shall be the timely identification and development of Lead Compounds and Collaboration Products for commercialization in the Field of Use. All decisions of the Steering Committee shall be made by majority vote, with at least one (1) member from each Party voting with the majority, in the exercise of good faith to further the goal of the Collaboration. In the event that a decision cannot be reached by the Steering Committee, the matter shall be referred to further review and resolution by the Chief Executive Officer of Neurocrine and President of Wyeth-Ayerst Research as set forth in Section 14.1.


                                  ARTICLE FIVE
               COLLABORATIVE RESEARCH PROGRAM AND RESEARCH FUNDING

5.1 Research Program. Under the terms and conditions set forth herein, Wyeth-Ayerst and Neurocrine will exclusively collaborate in the conduct of a collaborative pre-clinical research program (the "Research Program") to discover, identify and develop modulators of the Neurocrine Transporters for the treatment of central nervous system disorders, [***]. The Research Program will be focused on the screening of the Wyeth-Ayerst Proprietary Chemical Library and Neurocrine Proprietary Chemical Library and any other library selected by mutual agreement of the Parties for the identification of Hits, a medicinal chemistry program for the development of Lead Compound candidates, screening and testing of Lead Compound candidates to identify Lead Compounds and further preclinical research and screening of Lead Compounds to select Collaboration Products for development and commercialization by Wyeth-Ayerst.

5.2 Term. The initial term of the Research Program will be three (3) years unless earlier terminated in accordance with Article Twelve hereof. The initial term of the Research Program will begin on January 1, 1999. Upon the expiration of the initial three (3) year term, the term of the Research Program may, upon mutual written agreement of the Parties, be extended for [***] extension terms on substantially the same terms as those set forth herein. Notwithstanding the foregoing, in the event that at the end of the initial term of the Research Program, [***] and the Steering Committee or Wyeth-Ayerst has determined that significant additional [***] should be conducted and the Steering Committee determines that such additional [***] justifies extending the Research Program by an additional [***], the Parties will extend the term of the Research Program [***], provided, however, that in no event will Wyeth-Ayerst be obligated to fund more than [***] Neurocrine Researcher FTEs (at a rate of [***]) during [***].

5.3 Research Plan. Within thirty (30) days following the date this Agreement is signed by each of the Parties and on an annual basis on or before October 31 of each year thereafter, the Steering Committee shall develop and approve, a research plan and budget for the collaborative Research Program (the "Research Plan"). The Research Plan will be updated on an annual basis and shall specifically include both detailed plans for the following year including staffing levels, activities and estimated expenditures as well as more general plans for the remaining term of the Research Program. The Research Plan may only be modified or amended upon the written approval of the Steering Committee. Except as expressly set forth in Section 5.5 below, each Party shall be responsible for its own costs and expenses incurred in their conduct of the Research Program.

5.4 Conduct of the Research Program. Neurocrine and Wyeth-Ayerst shall each use Commercially Reasonable Efforts to perform its obligations under the Research Program in accordance with the Research Plan. Notwithstanding, the foregoing, during the term of the Research Program, Neurocrine shall apply an average of at least [***] Neurocrine Researcher FTEs per year in performing its obligations under the Research Program, which minimum number of Neurocrine Researcher FTEs shall be increased to [***] upon the successful completion of the first [***] (according to the criteria set forth in Exhibit B, Part 2(a)) [***] Lead Compound (as defined in Exhibit B attached hereto) and to [***] upon the successful completion of the first [***] (according to the criteria set forth in Exhibit B, Part 2(b)) of [***] Lead Compound, provided, however, that neither increase shall become effective prior to the beginning of the [***] of the Research Program. While it is anticipated that Neurocrine and Wyeth-Ayerst will each devote to the Research Program efforts consistent with the goals set forth in the Research Plan, in no event will Neurocrine's failure to devote to the Research Program more than the number of Neurocrine Researcher FTEs funded by Wyeth-Ayerst pursuant to Section 5.5 below, in and of itself, constitute a failure by Neurocrine to use Commercially Reasonable Efforts to conduct the Research Program. In addition, the Parties have agreed that the Research Plan will at all times allocate to Neurocrine sufficient responsibilities to allow Neurocrine to devote to the Research Program, the number of Neurocrine Researcher FTEs funded by Wyeth-Ayerst hereunder.

5.5      Funding of the Research Program.

         (a) Funding by Wyeth-Ayerst. During the initial term of the Research Program, Wyeth-Ayerst will provide to Neurocrine the funds in the amount of [***] per calendar quarter, which funds are to be used by Neurocrine solely to fund the conduct of the Research Program by [***] Neurocrine Researcher FTEs. The funding amount set forth in the preceding sentence shall be increased to [***] per calendar quarter upon the successful completion of the first [***] (according to the criteria set forth in Exhibit B, Part 2(a)) [***] Lead Compound which funds are to be used by Neurocrine solely to fund the conduct of the Research Program by [***] Neurocrine Researcher FTEs and to [***] per calendar quarter upon the successful completion of the [***] (according to the criteria set forth in Exhibit B,
                  Part 2(b)) of [***] Lead Compound [***] which funds are to be used by Neurocrine solely to fund the conduct of the Research Program by [***] Neurocrine Researcher FTEs, provided, however, that (i) neither increase shall become effective prior to [***] of the Research Program and (ii) subject to clause (i) above, each such increase shall become effective on the first day of the calendar quarter following the calendar quarter in which the event resulting in such increase occurs. Wyeth-Ayerst will provide the funding set forth in this
                  Section 5.5(a) to Neurocrine [***] during the term of the Research Program, provided however, that the first payment will be due on [***] business day following the date the Parties shall have both signed this Agreement.

         (b) Reporting and Reconciliation. Within thirty (30) days after the end of each calendar quarter during the term of the Research Program, Neurocrine will provide to Wyeth-Ayerst a report setting forth the number of Neurocrine Researcher FTEs devoted to the Research Program in such calendar quarter along with their names and titles. In the event that Neurocrine shall, in any calendar quarter, devote to the conduct of the Research Program fewer than the number of Neurocrine Researcher FTEs funded by Wyeth-Ayerst for the such calendar quarter as required under Section 5.4 hereof, Neurocrine shall in good faith endeavor to devote, at its own expense, additional Neurocrine Researcher FTEs to the conduct of the Research Program in subsequent calendar quarters to make up for the shortfall. If, despite Neurocrine's good faith efforts to make up any shortfall in number of Neurocrine Researcher FTEs devoted to the Research Program versus the funded number of Neurocrine Researcher FTEs set forth in Section 5.5, it is determined at the end of the term of the Research Program that Neurocrine has, over the life of the Research Program, utilized less than the number of Neurocrine Researcher FTEs funded by Wyeth-Ayerst hereunder, Neurocrine shall within thirty (30) days after such determination refund to Wyeth-Ayerst the excess Research Program funding provided to Neurocrine under Section 5.5(a) above, which refund shall be equal to [***] multiplied by the difference between (x) the number (in the aggregate) of Neurocrine Researcher FTEs that were funded by Wyeth-Ayerst [***] Research Program in accordance with Section 5.5 and (y) the actual number of Neurocrine Researcher FTEs, in the aggregate, that were devoted to the Research Program [***] Research Program. For example, if the number of Neurocrine Researcher FTEs funded by Wyeth-Ayerst [***] of the Research Program was [***] and Neurocrine, in fact, only utilized [***] Neurocrine Researcher FTEs [***] of the Research Program, Neurocrine would refund [***] to Wyeth-Ayerst.

         (c) Records and Audits. During the term of the Research Program and for a period of three (3) years thereafter, Neurocrine shall keep and maintain accurate and complete records showing the time devoted and activities performed by each Neurocrine Researcher in performing Neurocrine's obligations under the Research Program in sufficient detail such that the number of Neurocrine Researcher FTEs applied to the Research Program during each calendar quarter thereof can be accurately determined. Upon fifteen (15) days prior written notice from Wyeth-Ayerst, Neurocrine shall permit an independent certified public accounting firm of nationally recognized standing selected by Wyeth-Ayerst and reasonably acceptable to Neurocrine, to examine the relevant books and records of Neurocrine and its Affiliates as may be reasonably necessary to verify the accuracy of the reports submitted to Wyeth-Ayerst under Section 5.5(b) hereof and the number of Neurocrine Researcher FTEs applied to the performance of Neurocrine's obligations under the Research Program. An examination under this Section 5.5(c) shall not occur more than once in any calendar year and no such examination may be conducted more than eighteen (18) months after the expiration or earlier termination of the Research Program. The accounting firm shall provide both Neurocrine and Wyeth-Ayerst a written report disclosing whether the reports submitted by Neurocrine are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Wyeth-Ayerst.

5.6 Invention Assignment Agreements. Each Neurocrine Researcher and each scientist of Wyeth-Ayerst conducting the Research Program will have executed Neurocrine's or Wyeth-Ayerst's, as the case may be, standard non-disclosure and invention assignment agreement.

5.7      Reporting and Disclosure.

         (a) Reports. Prior to each quarterly meeting of the Steering Committee, Neurocrine and Wyeth-Ayerst will each provide the other with written copies of all materials they intend to present at the Steering Committee meeting plus, to the extent not set forth in the Steering Committee materials, a written report summarizing any other material data and information arising out of the conduct of the Research Program. In the event that after receipt of any such report, either Party shall request additional data or information relating to Research Program data or Collaboration Technology licensed hereunder, the Party to whom such request is made shall promptly provide to the other Party such data or information that such Party reasonably believes is necessary for the continued conduct of the Research Program.

         (b) Quarterly Meetings. At the quarterly meetings of the Steering Committee, Wyeth-Ayerst and Neurocrine will review in reasonable detail (i) all data and information generated in the conduct of the Research Program by each Party, and (ii) all Collaboration Technology licensed hereunder developed by the Parties.

         (c) Disclosure. During the term of the Research Program, the Parties will promptly disclose to one another all data, information, inventions, techniques and discoveries (whether patentable or not) arising out of the conduct of the Research Program and all inventions, techniques and discoveries (whether patentable or not) included in Collaboration Technology licensed hereunder.

5.8      Data.

         (a) Neurocrine Data. All data and information arising out of the Research Program which relates specifically to Compounds from the Neurocrine Proprietary Chemical Library will be owned by Neurocrine, will be Neurocrine Confidential Information and, subject to the licenses granted to Wyeth-Ayerst, if any, as set forth herein, may be used by Neurocrine for any purpose.

         (b) Wyeth-Ayerst Data. All data and information arising out of the Research Program which relates specifically to Compounds from the Wyeth-Ayerst Proprietary Chemical Library will be owned by Wyeth-Ayerst, will be Wyeth-Ayerst Confidential Information and, subject to the licenses granted to Neurocrine, if any, as set forth herein, may be used by Wyeth-Ayerst for any purpose.

         (c) Other Research Program Data. All data and information arising out of the Research Program which is not Neurocrine Data or Wyeth-Ayerst Data as set forth in (a) and (b) above, will be jointly owned by the Parties and will be Joint Confidential Information and, subject to the licenses granted or to be granted by one Party to the other, if any, as set forth herein, may be used by the Parties for any purpose.
         (d) Wyeth-Ayerst Research, Clinical Development and Commercialization Data. All data and information arising out of Wyeth-Ayerst's research and preclinical development of Lead Compounds and/or Collaboration Products after the term of the Research Program and all data and information arising out of the clinical development and commercialization of Collaboration Products by Wyeth-Ayerst will belong to Wyeth-Ayerst and shall be Wyeth-Ayerst Confidential Information.

5.9      Materials.

         (a) Research Program Materials. During the term of this Agreement, upon request by either Party, the Party to whom the request is made will promptly provide to the other Party such quantities of Research Program Materials as shall be reasonably available in excess of its own needs for such other Party to carry out its respective responsibilities under this Agreement. Subject to the licenses set forth in Article Three, each Party may use the Research Program Materials created or developed by such Party for any purpose.

         (b) Neurocrine Materials. During the term of this Agreement, Neurocrine will supply to Wyeth-Ayerst Neurocrine Materials reasonably (both in quantity and identity) requested by Wyeth-Ayerst provided (i) such Neurocrine Materials are reasonably and readily available to Neurocrine in excess of Neurocrine's own requirements, and (ii) supply of such Neurocrine Materials will not, in Neurocrine's sole judgment,
                  (A) conflict with Neurocrine's internal or collaborative research programs, (B) conflict with Neurocrine's internal policies regarding such materials or (C) violate any agreement to which Neurocrine is a party. Any Neurocrine Materials provided to Wyeth-Ayerst hereunder together with materials derived therefrom thereof (i) may only be used by Wyeth-Ayerst and Wyeth-Ayerst's permitted sublicensees in the conduct of the Research Program and/or in the discovery and/or development of Lead Compounds and/or Collaboration Products,
                  (ii) may not be supplied to Third Parties, other than Third Parties that, with the approval of the Steering Committee, are under contract with one of the Parties to perform services in support of the Research Program, without Neurocrine's prior written consent which can be withheld for any reason in Neurocrine's sole discretion and (iii) will, at Neurocrine's option and at Neurocrine's request be returned to Neurocrine or destroyed. The provision of Neurocrine Materials hereunder will not constitute any grant, option or license under any Neurocrine Patent Rights, except as expressly set forth herein.

         (c) Wyeth-Ayerst Materials. During the term of the Research Program, Wyeth-Ayerst will supply to Neurocrine Wyeth-Ayerst Materials reasonably (both in quantity and identity) requested by Neurocrine, provided that (i) such Wyeth-Ayerst Materials are reasonably and readily available in excess of Wyeth-Ayerst's own requirement and (ii) supply of such Wyeth-Ayerst owned Materials will not, in Wyeth-Ayerst's sole judgment, (A) conflict with Wyeth-Ayerst's internal or collaborative research programs, (B) conflict with Wyeth-Ayerst's internal policies regarding such materials or
                  (C) violate any agreement to which Wyeth-Ayerst is a party. Any Wyeth-Ayerst Materials provided to Neurocrine hereunder together with any materials derived therefrom (i) may only be used by Neurocrine in the conduct of the Research Program,
                  (ii) may not be supplied to Third Parties without Wyeth-Ayerst's prior written consent which can be withheld for any reason in Wyeth-Ayerst's sole discretion and (iii) will, at Wyeth-Ayerst's option and at Wyeth-Ayerst's request, be returned to Wyeth-Ayerst or destroyed. The provision of Wyeth-Ayerst Materials hereunder will not constitute any grant, option or license under any Wyeth-Ayerst Patent Rights, except as expressly set forth herein.


                                   ARTICLE SIX
                           SELECTION OF LEAD COMPOUNDS
                           AND COLLABORATION PRODUCTS

6.1 Selection of Lead Compounds During Term of Research Program. Lead Compounds may be selected by the Steering Committee during the term of the Research Program from Hits in the Neurocrine Proprietary Chemical Library, Wyeth-Ayerst Proprietary Chemical Library or any other library the Parties shall agree to screen in connection with the Research Program. Additionally, if any Compound in the Neurocrine Proprietary Chemical Library is identified as a Hit during the term of the Research Program, Wyeth-Ayerst may, upon written notice to Neurocrine, select such Compound as a Lead Compound at any time during [***].

6.2      Selection  of Lead  Compounds  After  Term of  Research  Program.  Lead
         Compounds may be selected by Wyeth-Ayerst after the term of the Research Program from Compounds in the Wyeth-Ayerst Proprietary
         Chemical Library or any other library Wyeth-Ayerst shall elect to screen in connection with the development of Lead Compounds and Collaboration Products using the Collaboration Technology. Notwithstanding the foregoing, except as expressly provided in Section
         6.1 above, in no event will Wyeth-Ayerst be entitled after the term of the Research Program to select Compounds from Compounds in the Neurocrine Proprietary Chemical Library as Lead Compounds or Collaboration Products.

6.3      Selection  of  Collaboration   Products.  Lead  Compounds  will  become
         Collaboration Products upon Wyeth-Ayerst's decision that the Lead Compound is a suitable clinical candidate or Wyeth-Ayerst shall elect to file an IND with respect to such Lead Compound. Wyeth-Ayerst's determination that a Lead Compound is a suitable clinical candidate will be based on its preclinical profile and competitive and other commercial considerations.

6.4      Designation of Lead  Compounds and  Collaboration  Products.  It is the
         Parties' intention that the licenses set forth in Articles Three and Twelve and all rights granted by either Party hereunder be limited to Lead Compounds and Collaboration Products and neither Party grants to the other any right or license in or to Patent Rights or any other rights a Party may have in its Proprietary Chemical Library or any Compounds included therein that are not Lead Compounds or Collaboration Products. The Parties agree that during the term of the Research Program (a) a compound may only be designated a Lead Compound upon the determination of the Steering Committee, as recorded in the minutes of a Steering Committee meeting or by written consent of the Steering Committee, that such compound meets the criteria set forth herein for a Lead Compound and (b) a Lead Compound may only be designated a Collaboration Product upon Wyeth-Ayerst's written notice to the Steering Committee that Wyeth-Ayerst has elected to initiate clinical development with respect to the Lead Compound. After the term of the Research Program, a compound will only be designated a Lead Compound or a Collaboration Product hereunder upon timely written notice (within sixty (60) days after the determination or election set forth below) from Wyeth-Ayerst to Neurocrine describing the compound and setting forth Wyeth-Ayerst's determination that such compound meets the criteria set forth herein for a Lead Compound or Wyeth-Ayerst's election to initiate clinical development of a Lead Compound elevating the Lead Compound to Collaboration Product status hereunder.



                                 ARTICLE SEVEN
                DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION

7.1 Wyeth-Ayerst Development. Wyeth-Ayerst will, directly and/or through Third Parties, use Commercially Reasonable Efforts to complete the preclinical development, conduct, fund and make all decisions regarding the clinical development of Collaboration Products. Wyeth-Ayerst will have complete control, authority and responsibility for the regulatory strategies adopted for the clinical development of all Collaboration Products and will own all Regulatory Filings and Regulatory Approvals relating to any Lead Compound or Collaboration Product.

7.2 Progress Reports. After the end of the Research Program, Wyeth-Ayerst, within sixty (60) days after each June 30 and December 31, will provide Neurocrine with a report summarizing the status of Wyeth-Ayerst's clinical development activities during the six (6) month period ending on such June 30 or December 31, as applicable, for Collaboration Products then in active development by Wyeth-Ayerst and summarize the development plans for Collaboration Products for the following six (6) month period, provided, however, that Wyeth-Ayerst's failure to achieve any of the goals or plans set forth in any such summary shall not, in and of itself, constitute a failure by Wyeth-Ayerst to use Commercially Reasonable Efforts to develop Collaboration Products hereunder.

7.3 Manufacturing. Wyeth-Ayerst shall use Commercially Reasonable Efforts to manufacture Collaboration Products, directly and/or through contracted Third Parties for sale in those countries of the Territory where such Collaboration Products have received Regulatory Approval.

7.4 Commercialization of Collaboration Products. Wyeth-Ayerst in its sole discretion will make all decisions regarding the commercialization and sales and marketing of Collaboration Products and will use Commercially Reasonable Efforts to commercialize Collaboration Products in those countries of the world where such Collaboration Products have received Regulatory Approval. The use of Commercially Reasonable Efforts by any Affiliate or sublicensee of Wyeth-Ayerst to commercialize Collaboration Products in a country shall satisfy Wyeth-Ayerst's obligation to use Commercially Reasonable Efforts to commercialize such Collaboration Product in such country.

7.5 Co-Promotion. On a Collaboration Product by Collaboration Product basis at the time of NDA filing, if Neurocrine can demonstrate to Wyeth-Ayerst's reasonable satisfaction that Neurocrine has commercial presence in a United States or Canadian market segment not covered by Wyeth-Ayerst or, in Wyeth-Ayerst's view, not sufficiently covered and capability to promote such Collaboration Product in such market segment, Wyeth-Ayerst and Neurocrine will discuss[***] co-promote such Collaboration Product in the United States and Canada. If the Parties agree that it would be in the commercial best interests of the Parties for Wyeth-Ayerst and Neurocrine to so co-promote such Collaboration Product, the Parties will, [***], use good faith efforts to negotiate a co-promotion agreement setting forth the rights and obligations of each Party, including, without limitation, payments to be made by either Party to the other Party and responsibility for marketing and promotional expenses. If, (i) [***], Neurocrine either fails to notify Wyeth-Ayerst of its desire to co-promote such Collaboration Product or fails to demonstrate to Wyeth-Ayerst's reasonable satisfaction that Neurocrine has the required commercial presence and capability to promote such Collaboration Product, or (ii) the Parties fail to enter into a co-promotion agreement by the end of the [***] period described above in this Section 7.5, Wyeth-Ayerst shall thereafter be free, at its sole election, to enter into a co-promotion agreement with any Third Party with respect to such Collaboration Product.


                                  ARTICLE EIGHT
                                  LICENSE FEES

8.1 License Fees. Each of the following License Fees will be payable to Neurocrine one-time only within thirty (30) days following confirmation by the Steering Committee that the specified event has occurred.

                                      Event                                          Payment

             Validation  of [***] model of  Neurodegeneration  [***] (such model     [***]
             and criteria for  validation  to be selected and agreed upon by the
             Steering  Committee as soon as practicable after the first Steering
             Committee meeting)

             Completion of screening of [***] compounds selected by the Steering     [***]
             Committee  from  the  Neurocrine   Proprietary   Chemical  Library,
             Wyeth-Ayerst   Proprietary   Chemical  Library  and/or  some  other
             library(ies)  selected by the Steering  Committee  for the first to
             complete  of  [***]  using   Neurocrine's   novel  High  Throughput
             Screening ("HTS")  technology,  provided,  however,  that the [***]
             compounds  selected by the Steering  Committee  must all be readily available to  Neurocrine  in 96 well plates  suitable for screening and within a timeframe  that will not  materially  or  unreasonably delay Neurocrine's screening efforts

             The  later  to  occur  of (i)  completion  of  screening  of  [***]     [***]
             compounds  selected by the Steering  Committee  from the Neurocrine
             Proprietary  Chemical Library,  Wyeth-Ayerst  Proprietary  Chemical
             Library  and/or some other  library(ies)  selected by the  Steering
             Committee  for the second to complete  of [***] using  Neurocrine's
             HTS technology and (ii) the [***] anniversary of the Effective Date

             [***]  target  validation  of [***] in a model [***] (such mode and     [***]
             criteria  for  validation  to be  selected  and agreed  upon by the
             Steering  Committee as soon as practicable after the first Steering
             Committee meeting)

             [***]  validation  of [***] in a model (such model and criteria for     [***]
             validation to be selected and agreed upon by the Steering Committee as soon as practicable after the first Steering Committee meeting)

             [***] target  validation of [***] in an appropriate model for [***]     [***]
             (such model and criteria for  validation  to be selected and agreed upon by the  Steering  Committee as soon as  practicable  after the first Steering Committee meeting)

             [***]  validation of the [***] in an  appropriate  model for [***],     [***]
             (such model and criteria for validation and disease  category to be selected  and  agreed  upon by the  Steering  Committee  as soon as practicable after the first Steering Committee meeting)

         For the purposes of the foregoing, Neurocrine's HTS for activity against [***] will be deemed `complete' when [***]compounds selected by the Steering Committee have been screened for activity against [***] and Neurocrine has prepared and delivered to Wyeth-Ayerst a final report setting forth the results. Upon the achievement of a Licensee Fee triggering event for [***], any License Fees relating to prior triggering events for [***] which have not been paid, shall be deemed payable.

8.2 Additional License Fees. The following additional License Fees will be payable to Neurocrine [***] only regardless of the number of Collaboration Products and the number of indications for each Collaboration Product developed and commercialized.

                                                                                     Additional
                            Event                                                   License Fee
             Filing, by Wyeth-Ayerst, of an IND in the United States                 [***]
             permitting the clinical study of [***]

             Filing, by Wyeth-Ayerst, of an IND in the United States                 [***]
             permitting the clinical study of [***]

             Filing, by Wyeth-Ayerst, of an IND in the United States                 [***]
             permitting the clinical study of [***]

             Filing, by Wyeth-Ayerst, of an IND in the United States                 [***]
             permitting the clinical study of [***]

             Achievement, by Wyeth-Ayerst, of ICE for the [***]                      [***]

             Achievement, by Wyeth-Ayerst, of ICE for the [***]                      [***]

             Achievement, by Wyeth-Ayerst, of ICE for the [***]                      [***]

             Achievement, by Wyeth-Ayerst, of ICE for the [***]                      [***]

             Initiation, by Wyeth-Ayerst, of a Pivotal Trial to study                [***]
             the [***]

             Initiation, by Wyeth-Ayerst, of a Pivotal Trial to study                [***]
             the [***]

             Initiation, by Wyeth-Ayerst, of a Pivotal Trial to study                [***]
             the [***]

             Initiation, by Wyeth-Ayerst, of a Pivotal Trial to study                [***]
             the [***]

             Filing, by Wyeth-Ayerst,  of an NDA in the United States,               [***]
             and  acceptance,  by the  FDA,  of such  NDA  for  filing
             seeking  Regulatory  Approval in the United States of the
             [***]

             Filing, by Wyeth-Ayerst,  of an NDA in the United States,               [***]
             and  acceptance,  by the  FDA,  of such  NDA for  filing,
             seeking  Regulatory  Approval in the United States of the
             [***]

             Filing, by Wyeth-Ayerst,  of an NDA in the United States,               [***]
             and  acceptance,  by the  FDA,  of such  NDA for  filing,
             seeking  Regulatory  Approval in the United States of the
             [***]

             Filing,  by Wyeth-Ayerst,  of an NDA in the United States               [***]
             and  acceptance,  by the  FDA,  of such  NDA for  filing,
             seeking  Regulatory  Approval in the United States of the
             [***]

             Filing,  by  Wyeth-Ayerst,  of an NDA in Europe (either a               [***]
             centralized  filing  or filing in at least one (1) of the
             European Major Market Countries),  and acceptance, by the
             applicable European Regulatory  Authorities,  of such NDA
             for  filing,  seeking  Regulatory  Approval in Europe (or
             such European country) of the [***]

             Filing,  by  Wyeth-Ayerst,  of an NDA in Europe (either a               [***]
             centralized  filing  or filing in at least one (1) of the
             European Major Market Countries),  and acceptance, by the
             appropriate European Regulatory Authorities,  of such NDA
             for filing seeking Regulatory Approval in Europe (or such
             European country) of the [***]

             Filing,  by  Wyeth-Ayerst,  of an NDA in Europe (either a               [***]
             centralized  filing  or filing in at least one (1) of the
             European Major Market Countries),  and acceptance, by the
             applicable European Regulatory  Authorities,  of such NDA
             for filing seeking Regulatory Approval in Europe (or such
             European country) of the [***]


             Filing,  by  Wyeth-Ayerst,  of an NDA in Europe (either a               [***]
             centralized  filing  or filing in at least one (1) of the
             European Major Market Countries),  and acceptance, by the
             applicable European Regulatory  Authorities,  of such NDA
             for filing seeking Regulatory Approval in Europe (or such
             European country) of the [***]

             United States Regulatory Approval granted to Wyeth-Ayerst               [***]
             for the [***]

             United States Regulatory Approval granted to Wyeth-Ayerst               [***]
             for the [***]

             United States Regulatory Approval granted to Wyeth-Ayerst               [***]
             for the [***]

             United States Regulatory Approval granted to Wyeth-Ayerst               [***]
             for the [***]

             European  (either  centralized  or in at  least  one  (1)               [***]
             European  Major  Market  Country)   Regulatory   Approval
             granted to Wyeth-Ayerst for the [***]


             European  (either  centralized  or in at  least  one  (1)               [***]
             European  Major  Market  Country)   Regulatory   Approval
             granted to Wyeth-Ayerst for the [***]

             European  (either  centralized  or in at  least  one  (1)               [***]
             European  Major  Market  Country)   Regulatory   Approval
             granted to Wyeth-Ayerst for the [***]

             European  (either  centralized  or in at  least  one  (1)               [***]
             European  Major  Market  Country)   Regulatory   Approval
             granted to Wyeth-Ayerst for the [***]

         Any additional License Fees paid for a Collaboration Product which does not achieve Regulatory Approval shall be fully creditable against Additional License Fees that may be payable for Collaboration Products subsequently developed [***]. No additional License Fee shall be payable for the third or any subsequent Collaboration Product to achieve the specified event.


                             ARTICLE NINE
                               ROYALTIES

9.1 Royalty Rates. Wyeth-Ayerst will pay to Neurocrine, Royalties, on a Collaboration Product by Collaboration Product basis, which Royalties shall be calculated using the following formula:

                  [***]
                           where,

                           A equals [***] of Wyeth-Ayerst's worldwide Net Sales of such Collaboration Product, which, during the calendar year in question, are [***]

                           B equals [***] of Wyeth-Ayerst's worldwide Net Sales of such Collaboration Product, which, during the calendar year in question, [***]; and

                           C equals [***] of Wyeth-Ayerst's worldwide Net Sales of such Collaboration Product, which, during the calendar year in question, are [***].

         By way of example only, if, during a given year, Wyeth-Ayerst, its Affiliates and sublicensees [***] the royalty payable by Wyeth-Ayerst to Neurocrine during such year would be calculated as follows:

                  [***]

         Neurocrine acknowledges and agrees that nothing in this Agreement shall be construed as representing an estimate or projection of either (i) the number of Collaboration Products that will or may be successfully developed and/or commercialized estimate or (ii) anticipated sales or the actual value of the Neurocrine Technology, any Lead Compound or any Collaboration Product and that the figures set forth in this Section
         9.1 or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define Wyeth-Ayerst's royalty obligations to Neurocrine in the event such sales performance is achieved. WYETH-AYERST MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP AND/OR COMMERCIALIZE ANY COLLABORATION PRODUCTS OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH COLLABORATION PRODUCT(S).

9.2 Royalty Adjustments. Royalties on a Collaboration Product are subject to reductions and adjustments as a result of certain events as set forth below; provided, however, in no event will Royalties on a Collaboration Product in any country be [***] by reason of the adjustments set forth below.

         (a) Royalty Adjustment for Unpatented Products. If, during a given calendar quarter, a Collaboration Product is an Unpatented
                  Product in one or more countries, the Royalties will be payable to Neurocrine for the Net Sales of such Collaboration Product in such country(ies) during such calendar quarter at [***] of the royalty rate(s) set forth in Section 9.1 above. To calculate the Unpatented Product Royalties, [***]. The fact that a Collaboration Product is an Unpatented Product in one country during any calendar quarter shall not result in a reduction of the royalty rate used to calculate the Royalty payable for sales of Collaboration Products in any other country during such calendar quarter.

        (b) Competition. If Competition exists, during a given calendar quarter with respect to a Collaboration Product in a country, the royalty rate(s) used to calculate the Royalties payable to Neurocrine for the sale of such Collaboration Product in such country during such calendar quarter will [***] of the royalty rate(s) set forth in Section 9.1 above. To calculate the Royalties when Competition exists in one or more countries, [***]. The existence of Competition in one country during any calendar quarter shall not result in a reduction of the royalty rate used to calculate the Royalty payable for sales of Collaboration Products in any other country during such calendar quarter. If at the time of determining any Competition adjustments, applicable IMS International data (or such other data as may be mutually agreed by the Parties) for such time period is unavailable, Wyeth-Ayerst may make a reasonable estimate thereof based on prior available IMS
                  International data (or such other data as may be mutually agreed by the Parties) and calculate the applicable Royalty based on such estimate, and any difference in Royalty payments made by Wyeth-Ayerst based on such estimate and Royalty payments based on actual data, once available, will be accounted for by an adjustment payment by Wyeth-Ayerst at the time the next quarter Royalty payment is made or an adjustment credit against Wyeth-Ayerst's future Royalty obligations, as the case may be.

9.3 Term of Royalty. Royalties will be payable on a country by country and Collaboration Product by Collaboration Product basis until the later of
         (i) the last to expire, in such country, of the Patent Rights included within the Collaboration Technology, [***] or (ii) with respect to the sale of such Collaboration Product in countries of the European Union, [***] from First Commercial Sale of such Collaboration Product in the European Union and, with respect to the sale of such Collaboration Product in any country outside of the European Union, [***] from First Commercial Sale of such Collaboration Product in such country. Upon the expiration of Wyeth-Ayerst's obligation to pay Royalties to Neurocrine hereunder with respect to a Collaboration Product, Wyeth-Ayerst shall have a fully paid, irrevocable, exclusive and unrestricted license under the Collaboration Technology to make, have made, use, sell, offer to sell and import such Collaboration Product.

9.4      Reports and Payments.

         (a) Cumulative Royalties. The obligation to pay Royalties under this Article Nine shall be imposed only once (i) with respect to any sale of the same unit of Collaboration Product and (ii) with respect to a single unit of Collaboration Product regardless of how many Valid Claims of Patent Rights included in the Collaboration Technology would, but for this Agreement, be infringed by the making, using or selling of such Collaboration Product.

        (b)       Statements  and  Payments.   Wyeth-Ayerst   shall  deliver  to
                  Neurocrine within sixty (60) days after the end of each calendar quarter, a report certified by Wyeth-Ayerst as accurate to the best of its ability based on information then available to Wyeth-Ayerst, setting forth for such calendar quarter the following information on a country-by-country and Collaboration Product by Collaboration Product basis: (i) Net Sales of such Collaboration Product in such country, (ii) the basis for any adjustments to the Royalty payable for the sale of such Collaboration Product in such country and (iii) the Royalty due hereunder for the sale of such Collaboration Product in such country. The total Royalty due for the sale of Collaboration Products during such calendar quarter shall be remitted at the time such report is made.

        (c) Taxes and Withholding. All payments under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law or regulations. If the paying Party is so required to deduct or withhold such Party will (i) promptly notify the other Party of such requirement, (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against the other Party, (iii) promptly forward to the other Party an official receipt (or certified copy) or other documentation reasonably acceptable to the other Party evidencing such payment to the authorities. In case the other Party can not take a full credit against its tax liability for the withholding tax deducted or withheld by the paying Party, then such other Party may propose a change to the then current arrangement with respect to the flow of moneys under this Agreement in order to reduce or eliminate the extra cost for any Party and the Parties, with no obligation as to outcome, shall discuss such proposal in good faith.

         (d) Currency. All amounts payable and calculations hereunder shall be in United States dollars. As applicable, Net Sales shall be translated into United States dollars in accordance with Wyeth-Ayerst's customary and usual translation procedures, consistently applied.

        (e) Maintenance of Records; Audit. For a period of three (3) years, Wyeth-Ayerst shall maintain and shall cause its Affiliates and sublicensees to maintain complete and accurate books and records in connection with the sale of Collaboration Products hereunder, as necessary to allow the accurate calculation of Royalties due hereunder including any records required to calculate any Royalty adjustments hereunder. Once per calendar year Neurocrine shall have the right to engage an independent accounting firm acceptable to Wyeth-Ayerst, at Neurocrine's expense, which shall have the right to examine in confidence the relevant Wyeth-Ayerst records as may be reasonably necessary to determine and/or verify the amount of Royalty payments due hereunder. Such examination shall be conducted during Wyeth-Ayerst's normal business hours, after at least fifteen (15) days prior written notice to Wyeth-Ayerst and shall take place at the Wyeth-Ayerst facility(ies) where such records are maintained. Each such examination shall be limited to pertinent books and records for any year ending not more than thirty-six (36) months prior to the date of request. Before permitting such independent accounting firm to have access to such books and records, Wyeth-Ayerst may require such independent accounting firm and its personnel involved in such audit, to sign a confidentiality agreement (in form and substance reasonably acceptable to Wyeth-Ayerst) as to any of Wyeth-Ayerst's, its Affiliates or sublicensees' confidential information which is to be provided to such accounting firm or to which such accounting firm will have access, while conducting the audit under this Section 9.5 (e). The Neurocrine independent accounting firm will prepare and provide to both Neurocrine and Wyeth-Ayerst a written report disclosing only whether the Royalty reports submitted and Royalties paid by Wyeth-Ayerst are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Neurocrine. In the event there was an under-payment by Wyeth-Ayerst hereunder, Wyeth-Ayerst shall promptly (but in no event later than thirty (30) days after Wyeth-Ayerst's receipt of the independent auditor's report so correctly concluding) make payment to Neurocrine of any short-fall. In the event that there was an over-payment by Wyeth-Ayerst hereunder, Neurocrine shall promptly (but in no event later than thirty
                  (30) days after Neurocrine's receipt of the independent auditor's report so correctly concluding) refund to Wyeth-Ayerst the excess amount. In the event any payment by Wyeth-Ayerst shall prove to have been incorrect by more than seven and one-half percent (7.5%) to Neurocrine's detriment, Wyeth-Ayerst will pay the reasonable fees and costs of Neurocrine's independent auditor for conducting such audit.

9.5      Third Party Payments.

        (a) OHSU Agreement. The Parties have agreed to share equally the royalty payments to OHSU required under paragraph 6.02 of the OHSU Agreement (the "Shared Obligation"). All other payments under the OHSU Agreement shall be the responsibility of Neurocrine. Neurocrine shall be responsible for making all payments due under the OHSU License Agreement and, within ten
                  (10) days of making any payment required under paragraph 6.02 of the OHSU Agreement, Neurocrine shall provide to Wyeth-Ayerst documentary evidence that such payment has been made. Within thirty (30) days after Wyeth-Ayerst receives from Neurocrine such documentary evidence, Wyeth-Ayerst shall pay to Neurocrine an amount equal to [***] of the payments due to the Oregon Health Sciences University pursuant to [***] for Licensed Patent Rights (as defined in the OHSU Agreement) included in the Neurocrine Technology licensed to Wyeth-Ayerst hereunder, provided, however, that any credits that may accrue to Neurocrine by reason of payments by Neurocrine to OHSU
                  pursuant  to  [***]  will  be  considered  a  credit   against
                  Neurocrine's portion of Shared Obligation, and any credits that may accrue pursuant to [***] or Wyeth-Ayerst, as the case may be, will be considered a credit against Neurocrine's or Wyeth-Ayerst's, respectively, portion of the Shared Obligation.

        (b) Neurocrine Technology. [***] from any Third Party owning or Controlling Patent Rights which would be infringed by [***] under this Agreement, a license under such Patent Rights, which license would permit [***] will be solely responsible for paying [***] of the license fees and royalties that may be payable to any such Third Party for such license(s). In the event [***] fails or in unable to negotiate an agreement with such Third Party within [***] may negotiate such license on terms reasonably agreed to by [***] and in the event [***] in obtaining such license on terms agreed to by [***] in its good faith business judgment [***] amounts payable thereunder. If [***] is unable to agree as to whether it is necessary to obtain such a license from a Third Party, the issue shall be referred to [***].

         (c) Collaboration Products. Except as set forth in (a) and (b) above, [***] determining whether to negotiate an agreement with any Third Party that owns or Controls a Patent Right claiming the manufacture or use of any Collaboration Product. [***] from any Third Party owning or Controlling Patent Rights which would be infringed by the development and sale of Lead Compounds and Collaboration Products, a license under such Patent Rights, and in the event [***] obtains such a license, [***] shall pay [***] that may be payable to such Third Party for such license(s).

        (d) Third Party Licenses. Any rights to Third Party Patent Rights licensed by Neurocrine or Wyeth-Ayerst, as the case may be, under paragraphs (b) and (c) above, shall be considered Neurocrine Technology or Wyeth-Ayerst Technology, respectively. In each case, Wyeth-Ayerst and Neurocrine shall use their Commercially Reasonable Efforts to ensure that such licenses provide for the right to sublicense of the Third Party Patent Rights in connection with the license of the Neurocrine Technology and Wyeth-Ayerst Technology upon termination of this Agreement pursuant to Article Twelve. Any sublicenses of Third Party Patent Rights pursuant to Article Twelve shall be subject to the assumption by the Party to whom the rights are sublicensed of all payment and performance obligations in connection with the exercise of the sublicensed rights by such Party.


                                   ARTICLE TEN
                        CONFIDENTIALITY, PUBLICATION AND
                              PUBLIC ANNOUNCEMENTS

10.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for [***], each Party (the "Receiving Party"), receiving hereunder any information designated hereunder as Confidential Information of the other Party or information of the other Party marked "Confidential" (in either case, the "Disclosing Party"), shall keep such information confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement except, to the extent that it can be established:

        (a) by the Receiving Party that the Confidential Information was already known to the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party and such Receiving Party has documentary evidence to that effect;

        (b) by the Receiving Party that the Confidential Information was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

        (c) by the Receiving Party that the Confidential Information became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a party in breach of this confidentiality obligation;

        (d) by the Receiving Party that the Confidential Information was disclosed to that Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others;

        (e) by the Receiving Party that the Confidential Information was independently discovered or developed by the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect

10.2     Authorized Disclosure.

        (a) Each Party. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

                           (i)      file  or   prosecute   patent   applications
                                    claiming   inventions  included  within  the
                                    Collaboration Technology,

                           (ii)     prosecute or defend litigation,

                           (iii) exercise rights hereunder provided such disclosure is covered by terms of confidentiality similar to those set forth herein, and

                           (iv) comply with applicable governmental laws and regulations.

                  In the event a Party shall deem it necessary to disclose pursuant to this Section 10.2 (a), Confidential Information belonging to the other Party, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party and take reasonable measures to ensure confidential treatment of such information.

        (b) Use. Wyeth-Ayerst shall have the right to use Neurocrine Confidential Information in the conduct of the Research Program and in developing and commercializing Lead Compounds and Collaboration Products. Neurocrine shall have the right to use Wyeth-Ayerst Confidential Information in the conduct of the Research Program and, in the event this Agreement shall be terminated in accordance with Sections 12.3, 12.4, 12.5(a) or 12.6, in the development and commercialization of Lead
                  Compounds and Collaboration Products and Compounds [***]. Neurocrine shall also have the right to use that portion of the Wyeth-Ayerst Confidential Information that relates [***]. Subject to the license granted in Article Three hereof and the terms of this Article Ten, each Party shall have the right to use the Joint Confidential Information for any purpose.

10.3 SEC Filings. The Parties will consult with one another on the terms of this Agreement to be redacted in SEC filings.

10.4 Publications. During the term of the Research Program, each Party will submit to the other Party for review and approval all proposed academic, scientific and medical publications relating to the Research Program, Lead Compounds, Collaboration Products and/or Collaboration Technology for review in connection with preservation of exclusive Patent Rights and/or to determine whether Confidential Information should be modified or deleted. The nonpublishing Party shall have no less than thirty (30) days to review each proposed publication. The review period may be extended for an additional thirty (30) days in the event the nonpublishing Party can demonstrate a reasonable need for such extension including, but not limited to, the preparation and filing of patent applications. By mutual agreement, this period may be further extended. Wyeth-Ayerst and Neurocrine will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications relating to Research Program, Lead Compounds, Collaboration Products and/or Collaboration Technology.
10.5     Public Announcements.

         (a) Coordination. The Parties agree on the importance of coordinating their public announcements respecting this Agreement and the subject matter thereof (other than academic, scientific or medical publications that are subject to the publication provision set forth above). Neurocrine and Wyeth-Ayerst will, from time to time, and at the request of the other Party discuss and agree on the general information content relating to this Agreement, the Research Program, Lead Compounds, Collaboration Products and/or Collaboration Technology which may be publicly disclosed.

         (b) Announcements. Neither Party will make any public announcement (whether required by law or otherwise) regarding this Agreement, the Research Program, Lead Compounds, Collaboration Products and/or Collaboration Technology (other than academic, scientific or medical publications which are subject to the publication provision set forth above) without giving the other Party the opportunity to review and comment prior to release.


                                 ARTICLE ELEVEN
                                 INDEMNIFICATION

11.1 Indemnification by Wyeth-Ayerst. Wyeth-Ayerst will indemnify, defend and hold harmless Neurocrine, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Neurocrine Indemnified Party") from and against any and all liability, loss, damage, expense (including reasonable attorneys' fees and expenses) and cost (collectively, a "Liability") which the Neurocrine Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of (i) any claims of any nature (other than claims by Third Parties relating to patent infringement) arising out (y) the conduct of the Research Program or use of Collaboration Technology of by, on behalf of or under authority of, Wyeth-Ayerst (other than by Neurocrine) or (z) research, development and/or commercialization of Lead Compounds and/or Collaboration Products by, on behalf of or under authority of, Wyeth-Ayerst (other than by Neurocrine) and/or (ii) any Wyeth-Ayerst representation or warranty set forth herein being untrue in any material respect when made, except in each case, to the extent caused by the negligence or willful misconduct of Neurocrine or any Neurocrine Indemnified Party. Notwithstanding the foregoing, Wyeth-Ayerst shall have no obligation to defend, indemnify or hold harmless any Neurocrine Indemnified Party from and against any Liability arising out of or resulting from the infringement of a Third Party Patent Right.

11.2 Indemnification by Neurocrine. Neurocrine will indemnify, defend and hold harmless Wyeth-Ayerst, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Wyeth-Ayerst Indemnified Party") from and against and all Liability which the Wyeth-Ayerst Indemnified Party may be required to pay to one or more Third Parties arising out of (i) any claims of any nature (other than claims by Third Parties relating to patent infringement) arising out of the conduct of the Research Program by, on behalf of, or under the authority of Neurocrine (other than by Wyeth-Ayerst) and/or
         (ii) any Neurocrine representation or warranty set forth herein having been untrue in any material respect when made, except in each case, to the extent caused by the negligence or willful misconduct of Wyeth-Ayerst or any Wyeth-Ayerst Indemnified Party. Notwithstanding the foregoing, Neurocrine shall have no obligation to defend, indemnify or hold harmless any Wyeth-Ayerst Indemnified Party from and against any Liability arising out of or resulting from the infringement of a Third Party Patent Right.

11.3 Procedure. Each Party will notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder. In case any proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Article Eleven, such Party (the "Indemnified Party") shall promptly notify the other Party (the "Indemnifying Party") in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

11.4 Insurance. Each Party further agrees to use its Commercially Reasonable Efforts to obtain and maintain, during the term of this Agreement, Commercial General Liability Insurance, including Products Liability Insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Sections 11.1 or 11.2, as applicable, or self-insurance, with limits of not less than [***] per occurrence and in the aggregate.


                                 ARTICLE TWELVE
                              TERM AND TERMINATION

12.1     Government Approvals.

         (a) Government Approvals. Each of Neurocrine and Wyeth-Ayerst shall use its good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including, without limitation, cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested.

         (b) Co-operation. Neurocrine and Wyeth-Ayerst will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest products or assets or materially change its business if doing so is a condition of the transactions contemplated by this Agreement.

12.2 Term. Unless earlier terminated by mutual agreement of the Parties or pursuant to the provisions of this Article Twelve, this Agreement will continue in full force and effect on a country-by country and Collaboration Product by Collaboration Product basis until the obligation to pay Royalties with respect to the sale of such Collaboration Product in such country expires as provided in Section
         9.3 hereof.

12.3 Early Termination for [***]. In the event that at any time after the [***] anniversary of the Effective Date, the Steering Committee shall determine that [***] as set forth in Exhibit B Parts 1(a), 1(b), 2(a) and 2(b), has been demonstrated for [***] (or, if this Agreement has already been terminated with respect to [***] pursuant to Section 12.4, the [***] subject to this Agreement), Wyeth-Ayerst may elect to terminate this Agreement upon [***] months prior written notice to Neurocrine. Upon such termination, Wyeth-Ayerst will have no further funding obligation for the Research Program. In the event this Agreement shall be terminated pursuant to this Section 12.3, all licenses granted by Neurocrine to Wyeth-Ayerst hereunder will revert to Neurocrine and:

                  (i) Wyeth-Ayerst will disclose to Neurocrine all material Research Program research and pre-clinical data on Hits generated prior to the date of termination provided such data are reasonably available to Wyeth-Ayerst and Neurocrine shall have the right to use such data, at its own risk and expense, in its development of Compounds (other than Wyeth-Ayerst Compounds) which [***]

                   (ii) Wyeth-Ayerst will grant to Neurocrine a perpetual, irrevocable, exclusive, royalty-free, fully-paid, worldwide license under the Wyeth-Ayerst Technology and Wyeth-Ayerst's interest in the Joint Technology to make, have made, use, import, market, offer for sale and sell in the Field of Use, Compounds (other than Wyeth-Ayerst Compounds) which [***]

                  (iii) Wyeth-Ayerst shall remain free to develop and commercialize any Wyeth-Ayerst Compound, provided, however, that such Compound is not developed for any indication in [***] and the continued identification, development and commercialization of such Compound does not utilize Neurocrine Technology.

12.4 Termination of Collaboration Product Development and Commercialization. Subject to satisfaction of Wyeth-Ayerst's minimum Research Program Funding commitment (i.e., [***] of Research Program Funding), in the event that Wyeth-Ayerst shall elect at any time to discontinue all activities relating to the development and commercialization of all Collaboration Products which [***] or shall elect to discontinue use of Commercially Reasonable Efforts in the development and commercialization of all Collaboration Products which [***] Wyeth-Ayerst shall provide written notice to Neurocrine setting forth Wyeth-Ayerst's election to terminate this Agreement with respect to [***] and upon Neurocrine's receipt of such notice this Agreement with respect to [***], will terminate. In the event this Agreement shall be terminated with respect to a Neurocrine Transporter pursuant to this
         Section 12.4:

                  (i) Wyeth-Ayerst will disclose to Neurocrine all material Research Program research, pre-clinical and clinical data generated prior to the date of termination on Hits, Lead Compounds and Collaboration Products relating to the terminated Neurocrine Transporter(s), provided such data are reasonably available to Wyeth-Ayerst and Neurocrine shall have the right to use such data, at its own risk and expense, in its development of Compounds [***] which [***]

                  (ii) Wyeth-Ayerst will assign (or, if the filing [***] grant a right of cross reference) to Neurocrine all Regulatory Filings relating to Compounds designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement (other than Lead Compounds and/or Collaboration Products which are [***] in so far as such Regulatory Filings relate to [***];

                  (iii) Wyeth-Ayerst will grant to Neurocrine a perpetual, irrevocable, exclusive, royalty-free, fully-paid, worldwide license under the [***] to make, have made, use, sell and import in the Field of Use, Compounds including Compounds designated as Lead Compounds and Collaboration Products prior to the date of termination of this Agreement (but excluding [***] only [***] in which [***]

                  (iv) Wyeth-Ayerst will enter into good faith negotiations with Neurocrine regarding the grant to Neurocrine of the licenses as set forth in (A), (B) and (C) below, to allow Neurocrine to continue to develop and commercialize, [***] designated as Lead Compounds or Collaboration Products prior to the date of termination of this Agreement:

                            (A) an exclusive, worldwide license under the [***] to make, have made, use, import, offer for sale and sell in the Field of Use [***] which are [***], such license to be on commercially reasonable terms and conditions mutually agreed by the Parties including, without limitation, provision of payments intended to reflect both Parties' investment and opportunity in such Compounds and royalties on net sales of such [***] the Royalties payable by Wyeth-Ayerst to Neurocrine hereunder and other terms and conditions which Wyeth-Ayerst believes are reasonable necessary or desirable to protect Wyeth-Ayerst's research, development and commercialization activities for [***];

                            (B) an exclusive, worldwide license under the [***] to make, have made, use, import, offer for sale and sell in the Field of Use only [***] in which [***], such licenses to be on commercially reasonable terms and conditions mutually agreed by the Parties including, without limitation, provision of payments intended to reflect both Parties' investment and opportunity in such Compounds and royalties on net sales of such [***] the Royalties payable by Wyeth-Ayerst to Neurocrine hereunder and other terms and conditions which Wyeth-Ayerst believes are reasonable necessary or desirable to protect Wyeth-Ayerst's research, development and commercialization activities for [***];

                            (C) an exclusive, worldwide license under the [***] to make, have made, use, import, offer for sale and sell in the Field of Use only [***] in which [***], such licenses to be on commercially reasonable terms and conditions mutually agreed by the Parties including, without limitation, provision of payments intended to reflect both Parties' investment and opportunity in such Compounds and royalties on net sales of such [***] Royalties payable by Wyeth-Ayerst to Neurocrine hereunder and other terms and conditions which Wyeth-Ayerst believes are reasonable necessary or desirable to protect Wyeth-Ayerst's research, development and commercialization activities [***]

                           (D)      upon the grant of the  licenses set forth in
                                    (A), (B) and/or (C) above, Wyeth-Ayerst will assign (or, if the filing [***] grant a right of cross reference) to Neurocrine all Regulatory Filings on [***] that are the subject of the license in so far as such Regulatory Filings relate [***] which [***] and

                   (v) Wyeth-Ayerst shall remain free to develop and/or sublicense any [***] to Third Parties, provided, however, in no event will Wyeth-Ayerst commercialize or sublicense Third Parties to commercialize [***] designated as Lead Compounds or Collaboration Products prior to the date of termination of this Agreement (a) for [***] and (b) if the identification or continued development and commercialization of such Compound utilizes Neurocrine Technology.

         Notwithstanding the foregoing, Wyeth-Ayerst shall have no obligation to negotiate or grant any of the licenses set forth in (iv) (A), (B), or
         (C) above with respect to [***].

12.5     Default.

         (a) Wyeth-Ayerst. Upon the Default by Wyeth-Ayerst under this Agreement, Neurocrine may notify Wyeth-Ayerst of such Default and require that Wyeth-Ayerst cure such Default within [***], provided, however, that if such Default is not susceptible of cure within [***] period and Wyeth-Ayerst uses its Commercially Reasonable Efforts to cure such default, such [***] period shall be extended to [***]. In the event Wyeth-Ayerst shall not have cured the Default at the end of the period specified in the preceding sentence, Neurocrine may upon written notice to Wyeth-Ayerst terminate this Agreement and upon such termination:

                           (i) all licenses granted by Neurocrine to Wyeth-Ayerst herein will revert to Neurocrine:

                           (ii)     Wyeth-Ayerst   will   satisfy   its  minimum
                                    Research Funding commitment hereunder [***] to the extent not previously satisfied;

                           (iii) Wyeth-Ayerst will disclose to Neurocrine all material Research Program research, pre-clinical and clinical data on Hits, Lead Compounds and Collaboration Products generated prior to the date of termination of this Agreement, provided such data are reasonably available to Wyeth-Ayerst and Neurocrine thereafter shall have the right to use such data, at its own risk and expense, to develop Compounds [***] which [***];

                           (iv) Wyeth-Ayerst will assign (or, if the filing [***] grant a right of cross reference) to Neurocrine all Regulatory Filings relating to Compounds designated as Lead Compounds and/or Collaboration Products prior to the date of termination of the Agreement (other than Lead Compounds and/or Collaboration Products that are [***] in so far as such Regulatory Filings relate [***] in which [***];

                           (v) Wyeth-Ayerst will grant to Neurocrine a perpetual, irrevocable, exclusive, royalty-free,  fully-paid, worldwide license
                                    under [***] to make, have made, use, import,
                                    market, offer for sale and sell in the Field
                                    of  Use,   Compounds   including   Compounds
                                    designated   as   Lead   Compounds    and/or
                                    Collaboration Products prior to the date of termination of this Agreement [***] only [***] in which [***];

                            (vi) Wyeth-Ayerst will grant to Neurocrine an exclusive, worldwide license under [***] to make, have made, use, import, market, offer for sale and sell in the Field of Use only [***] in which [***] which have been designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement, such license to be on commercially reasonable terms and conditions to be mutually agreed by the Parties including provision of payments intended to reflect both Parties' investment and opportunity in such Compounds and royalties on net sales of [***] Royalties payable by Wyeth-Ayerst to Neurocrine hereunder provided, however, that Wyeth-Ayerst shall have no obligation to negotiate or grant any license with respect to any [***]

                           (vii)    upon the grant of the  licenses set forth in
                                    (vi) above, Wyeth-Ayerst will assign (or, if
                                    the filing is not [***] in which [***] grant
                                    a right of cross  reference)  to  Neurocrine
                                    all Regulatory  Filings on the  Wyeth-Ayerst
                                    Compounds   that  are  the  subject  of  the
                                    license in so far as such Regulatory Filings relates [***] in which [***]; and

                           (viii) Wyeth-Ayerst shall remain free to develop and/or sublicense [***] provided, however, in no event will Wyeth-Ayerst commercialize or sublicense Third Parties to commercialize any [***] designated as Lead Compounds or Collaboration Products prior to the date of termination of this Agreement (a) for [***] in which [***] and (b) if the identification, continued development and commercialization of such Compound utilizes Neurocrine Technology.

         (b) Neurocrine. Upon the Default by Neurocrine under this Agreement, Wyeth-Ayerst may notify Neurocrine of such Default and require that Neurocrine cure such Default within [***], provided, however, that if such Default is not susceptible of cure within such [***] period and Neurocrine uses its Commercially Reasonable Efforts to cure such default, such [***] period shall be extended to [***]. In the event Neurocrine shall not have cured the Default within the period specified in the preceding sentence, Wyeth-Ayerst may upon written notice to Neurocrine elect to terminate this Agreement and upon such termination:

                           (i) Neurocrine will grant to Wyeth-Ayerst a perpetual, irrevocable, non-exclusive, royalty-free, fully paid, worldwide license under the Neurocrine Transporter Technology to make, have made, use, import, market, offer for sale and sell in the Field of Use, Compounds (other than Neurocrine Compounds) which [***]

                           (ii) Neurocrine will grant to Wyeth-Ayerst a perpetual, irrevocable, exclusive, royalty-free,  fully paid, worldwide license
                                    under   the   Neurocrine    Technology   and
                                    Neurocrine's    interest    in   the   Joint
                                    Technology to make, have made, use, import, market, offer for sale and sell in the Field of Use, Compounds (other than Neurocrine Compounds), only [***] in which [***]

                           (iii) Neurocrine will grant to Wyeth-Ayerst an exclusive, royalty-free, worldwide license under the Neurocrine Technology and Neurocrine's interest in the Joint Technology to develop, make, have made, use, import, market, offer for sale and sell in the Field of Use, Neurocrine Compounds which have been designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement only [***].

12.6 Bankruptcy. Each party may, in addition to any other remedies available to it by law or in equity, exercise the rights set forth below by written notice to the other Party (the "Insolvent Party"), in the event the Insolvent Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the Insolvent Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the Insolvent Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the Insolvent Party, and any such event shall have continued for sixty (60) days undismissed, unbonded and undischarged. All rights and licenses granted under or pursuant to this Agreement by Neurocrine and Wyeth-Ayerst are, and shall otherwise be deemed to be, for purposes of Section 365 (n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in the their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the Party subject to such proceeding elects to continue to perform all of their obligations under this Agreement or
         (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the other Party.

         (a) Neurocrine. In the event Neurocrine shall be an Insolvent Party, Wyeth-Ayerst:

                  (i)      may terminate the Research Program; and/or

                  (ii) keep this Agreement in full force and effect and retain all licenses granted by Neurocrine to Wyeth-Ayerst herein to make, have made, use, import, market, offer for sale and sell Lead Compounds and Collaboration Products in the Field of Use, subject to the payment to Neurocrine of the License Fees and Royalties set forth above.

         (b) Wyeth-Ayerst. In the event Wyeth-Ayerst shall be an Insolvent Party, Neurocrine may, to the extent permitted by applicable law, terminate this Agreement and all licenses granted by Neurocrine to Wyeth-Ayerst herein will revert to Neurocrine and:

                  (i) Wyeth-Ayerst will disclose to Neurocrine all material Research Program research, pre-clinical and clinical data on Hits, Lead Compounds and Collaboration Products generated prior to the date of termination provided such data are reasonably available to Wyeth-Ayerst and Neurocrine thereafter shall have the right to use such data, at its own risk and expense, to develop Compounds [***] which [***]

                  (ii) Wyeth-Ayerst will assign (or, if the filing is not [***] in which [***] grant a right of cross reference) to Neurocrine all Regulatory Filings relating to Lead Compounds and/or Collaboration Products (other than Lead Compounds and/or Collaboration Products [***]) in so far as such Regulatory Filings relate [***] in which [***];

                  (iii) Wyeth-Ayerst will grant to Neurocrine a perpetual, irrevocable, exclusive, royalty-free, fully-paid, worldwide license [***] to make, have made, use, import, market, offer for sale and sell in the Field of Use, Compounds ([***]) which [***];

                  (iv) Wyeth-Ayerst will grant to Neurocrine, a perpetual, irrevocable, exclusive, royalty free, fully-paid, worldwide license [***] to make, have made, use, import, market, offer for sale and sell in the Field of Use, Neurocrine Compounds designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement for [***] in which [***];

                  (v) Wyeth-Ayerst will grant to Neurocrine an exclusive, worldwide license under [***] to make, have made, use, import, market, offer for sale and sell in the Field of Use, [***] which have been designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement for [***] in which [***], such license to be on commercially reasonable terms and conditions mutually agreed by the Parties including provision of payments intended to reflect both Parties' investment and opportunity in such Compounds and royalties on net sales of such [***] Royalties and License Fees payable by Wyeth-Ayerst to Neurocrine hereunder and upon the grant of such license, Wyeth-Ayerst will assign to Neurocrine all Regulatory Filings on [***] which have been designated as Lead Compounds and/or Collaboration Products prior to the date of termination of this Agreement.

12.7 Acquisition. Upon the Acquisition of Neurocrine by a Third Party (a) such that Neurocrine [***], (b) such that Neurocrine [***], or (c) who is [***], Wyeth-Ayerst shall have the right at any time on or before [***] following such the completion of such Acquisition to elect one or more of the following:

                  (a)      terminate the Research Program;

                  (b)      terminate this Agreement; or

                  (c) keep this Agreement in full force and effect and retain all licenses granted by Neurocrine to Wyeth-Ayerst herein to make, have made, use, sell and import Lead Compounds and Collaboration Products, in the Field of Use, subject to the payment to Neurocrine of the License Fees and Royalties set forth above.

12.8 Liabilities. Termination of this Agreement shall not release either Party from any obligation or liability which shall have accrued at the time of termination, or preclude either Party from pursuing all rights at law and in equity with respect to any Default under this Agreement. Notwithstanding the foregoing, neither Party will be liable for punitive, exemplary or consequential damages incurred by the other Party arising out of any Default under this Agreement.

12.9 Disclaimer. WITH RESPECT TO ANY DATA, INFORMATION OR INTELLECTUAL PROPERTY THAT EITHER PARTY BECOMES OBLIGATED TO TRANSFER TO THE OTHER UNDER THIS ARTICLE TWELVE, THE TRANSFERING PARTY MAKES NO REPRESENTATIONS AND EXPRESSLY DISCLAIMS AND MAKES NO WARRANTIES OF ANY KIND, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT ANY SUCH INFORMATION, DATA OR INTELLECTUAL PROPERTY IS ACCURATE OR COMPLETE OR CAN BE USED BY THE RECEIVING PARTY WITHOUT INFRINGING THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.


                                ARTICLE THIRTEEN
                              INTELLECTUAL PROPERTY

13.1 Inventions. Each Party shall own Patent Rights claiming inventions made by its employees or agents in the performance of such Party's obligations under this Agreement (respectively, "Neurocrine Inventions" and "Wyeth-Ayerst Inventions") and both Parties shall jointly own inventions made jointly by employees or agents of both Parties in the performance of their obligations hereunder ("Joint Inventions"). Inventorship shall be determined in accordance with United States laws of inventorship.

13.2     Patent Prosecution.

         (a) Wyeth-Ayerst Inventions and Collaboration Products. Wyeth-Ayerst, at its expense, shall use Commercially Reasonable Efforts to prepare, file, prosecute, and maintain worldwide (i) Patent Rights relating to Wyeth-Ayerst Inventions and (ii) Patent Rights claiming Lead Compounds and/or Collaboration Products exclusively licensed to Wyeth-Ayerst hereunder.

         (b) OHSU Licensed Patent Rights. Consistent with the terms and conditions of the OHSU Agreement, OHSU shall be responsible for preparation, filing, prosecution and maintenance of Patent Rights relating to the Licensed Patent Rights (as defined in the OSHU Agreement) included in the Collaboration Technology. Wyeth-Ayerst and Neurocrine will [***] after the Effective Date in connection with the preparation, filing, prosecution and maintenance of such Patent Rights. Wyeth-Ayerst shall pay to Neurocrine its share of such expenses within thirty (30) days after Wyeth-Ayerst's receipt from Neurocrine of an invoice therefor, which invoice shall be accompanied by supporting documentation showing, in reasonable detail, the expenses so incurred.

         (c) Neurocrine Inventions. Neurocrine, [***], will use Commercially Reasonable Efforts to prepare, file, prosecute, and maintain worldwide Patent Rights relating to Neurocrine Inventions.

         (d) Joint Inventions. Wyeth-Ayerst, [***], shall use Commercially Reasonable Efforts to prepare, file, prosecute, and maintain worldwide Patent Rights relating to Joint Inventions.

13.3     Enforcement of Patent Rights.

         (a) Wyeth-Ayerst Inventions. Wyeth-Ayerst shall have the sole right but not the obligation, in its own name and at its own expense, to enforce Patent Rights relating to Wyeth-Ayerst Inventions or Wyeth-Ayerst Technology against any Third Party suspected of infringing a claim of such a Patent Right.

         (b) Neurocrine Inventions and Joint Inventions. Wyeth-Ayerst shall have the first right, but not the obligation, in its own name, to enforce Patent Rights relating to Neurocrine Inventions and Joint Inventions, against any Third Party suspected of infringing a claim of such a Patent Right. In the event
                  Wyeth-Ayerst shall not elect to enforce any Patent Right relating to a Neurocrine Invention or Joint Invention, Neurocrine shall have the right to do so. The Party electing to enforce such Patent Rights (the "Enforcing Party") shall have exclusive control over the conduct of any such proceedings, including the right to settle or compromise such proceedings consistent with Wyeth-Ayerst's licenses hereunder, provided, however, that the Enforcing Party may not settle or compromise any such action in a manner which diminishes the Patent Rights relating to any Neurocrine Inventions without Neurocrine's consent or Joint Inventions without the consent of both Parties or which would impose any financial obligation on the other Party without such other Party's consent. The expenses of any proceeding the Enforcing Party initiates, including lawyers' fees and costs, shall be borne by the Enforcing Party, provided, however, that the other Party (the "Non-enforcing Party") may elect to pay [***] of all such expenses. The Non-enforcing Party will cooperate fully with the Enforcing Party in such action upon request by the Enforcing Party. In the event the Non-enforcing Party has not elected [***], any award or recovery paid to the Enforcing Party by a Third Party as a result of such patent infringement proceedings (whether by way of settlement or otherwise) shall first be applied toward reimbursement of legal fees, costs and expenses incurred by the Enforcing Party, and from the remainder, if any, Wyeth-Ayerst in the event Wyeth-Ayerst shall be the Enforcing Party shall pay to Neurocrine (or Neurocrine shall retain in the event Neurocrine shall be the Enforcing Party) an amount equal to the applicable Royalty rate set forth in Article Nine as applied to the remainder as though such remainder were added to Net Sales in the year in which the recovery is made. In the event the Non-enforcing Party [***], such award or recovery paid to the Enforcing Party shall first be applied toward reimbursement of legal fees, costs and expenses incurred by the Parties (in proportion to expenses incurred), and the remainder, if any, shall be divided equally between the Parties.

         (c) OHSU Licensed Patent Rights. Wyeth-Ayerst, as Neurocrine's exclusive sublicensee of certain Patent Rights included in the OHSU Licensed Patent Rights (as defined in the OHSU Agreement), shall have with respect to patent enforcement of Patent Rights exclusively licensed to Wyeth-Ayerst hereunder, the rights of an exclusive sublicensee under Article Eleven of the OHSU Agreement.

         (d) Neurocrine Technology. Neurocrine shall have the sole right but not the obligation, in its own name and at its own expense, to enforce Patent Rights relating to Neurocrine Technology (other than Neurocrine Inventions and OHSU Licensed Patent Rights (as defined in the OHSU Agreement)) against any Third Party suspected of infringing a claim of such a Patent Right.

13.4     Infringement Defense.

         (a) Wyeth-Ayerst. Wyeth-Ayerst shall have the right, but not the obligation, to defend and control any suit against any of Wyeth-Ayerst, Wyeth-Ayerst's Affiliates or sublicensees, alleging infringement of any patent or other intellectual property right of a Third Party arising out of the manufacture, use, sale, offer to sell or importation of a Collaboration Product by Wyeth-Ayerst, Wyeth-Ayerst's Affiliates or sublicensees. Wyeth-Ayerst shall be responsible for the costs and expenses, including lawyer's fees and costs, associated with any suit or action, Wyeth-Ayerst and Neurocrine will consult with one another and cooperate in the defense of any such action. If Wyeth-Ayerst finds it necessary or desirable to join Neurocrine as a party to any such action, Neurocrine will execute all papers and perform such acts as shall be reasonably required, at Wyeth-Ayerst expense. In the event the patent claim of any Third Party is held in a final and unappealable order of a court to be valid and infringed, or if Wyeth-Ayerst enters into a settlement of such proceedings, Wyeth-Ayerst shall pay the full amount of any damages and/or settlement amounts due to such Third Party, provided, however, [***].

         (b) OHSU Licensed Patent Rights. Wyeth-Ayerst, as Neurocrine's exclusive sublicensee of certain Patent Rights included in the OHSU Licensed Patent Rights (as defined in the OHSU Agreement), shall have with respect to infringement defense relating to Licensed Patent Rights (as defined in the OHSU Agreement) exclusively licensed to Wyeth-Ayerst hereunder, the rights of an exclusive sublicensee under Article Eleven of the OHSU Agreement.

13.5 Cooperation Between the Parties. The Parties recognize that the designation of a Compound as a Lead Compound or Collaboration Product may impact the designation of the Party responsible for such invention under this Article Thirteen. The Parties anticipate that patent applications may be filed on Compounds prior to designation of the Compound as Lead Compound or Collaboration Product, and agree to co-operate in deciding how to allocate responsibilities and expenses in the event designation of a Compound as a Lead Compound or Collaboration Product impacts responsibilities under this Article Thirteen. In addition, the Parties agree to cooperate with each other in the preparation, filing, prosecuting, maintenance, defense and enforcement of Patent Rights included in Collaboration Technology licensed hereunder. In any action taken in the prosecution of, or in the defense of an action by a Third Party related to patent invalidity or non-patentability of any patent application or patent claiming Collaboration Technology licensed hereunder, neither Party shall admit the invalidity or non-patentability of any Patent Right or take any other action that may diminish Patent Rights within Collaboration Technology licensed hereunder without the other Party's prior written consent. Wyeth-Ayerst agrees to provide Neurocrine with sufficient time to review, comment and consult on all patent applications and patents and all correspondence to and from the various patent offices, including, but not limited to, proposed responses, interferences and oppositions, claiming Neurocrine Inventions, Joint Inventions and Wyeth-Ayerst Inventions. The Parties agree to cooperate with each other and to use best efforts to ensure the cooperation of any of their respective personnel and licensee(s) or licensor(s) as might reasonably be requested in any such matters, and shall sign any necessary legal papers and provide the prosecuting party with data or other information in support thereof. The Parties will confer on what action to take with respect to the defense of infringement proceedings naming both Wyeth-Ayerst and Neurocrine or in proceedings to enforce patents claiming Collaboration Technology licensed hereunder against a Third Party. If the Parties cannot agree on the course of action to be taken in the filing, prosecution, maintenance, or enforcement of any Joint Invention or Wyeth-Ayerst Invention, Wyeth-Ayerst's decisions shall control. If the Parties cannot agree on the course of action to be taken in the filing, prosecution, maintenance, or enforcement of Neurocrine Invention, Neurocrine's decisions shall control.


                                ARTICLE FOURTEEN
                                  MISCELLANEOUS

14.1 Disputes. If the Parties are unable to resolve a dispute among them informally, Wyeth-Ayerst and Neurocrine, by written notice to the other, may have such dispute referred to their respective executive officers designated for attempted resolution by good faith negotiations:

         For Wyeth-Ayerst:       President of Wyeth-Ayerst
                                 Research for development issues

                                 President Wyeth-Ayerst Global Pharmaceuticals for commercialization issues


         For Neurocrine:         President and Chief Executive Officer

         Any such dispute shall be submitted to the above-designated executive officers no later than thirty (30) days following such request by either Wyeth-Ayerst or Neurocrine. In the event the designated executive officers are not able to resolve any such dispute within [***] after submission of the dispute to such executive officers, Wyeth-Ayerst or Neurocrine, as the case may be, may pursue what ever measures are legally available to them to resolve such dispute. All negotiations pursuant to this Section 14.1 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

14.2 Assignment. Neither this Agreement nor any interest hereunder shall be assignable by either Party without the prior written consent of the other Party, except for assignment by operation of law in connection with a merger of a Party with or into another Person. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 14.2 shall be void.

14.3 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

14.4 Force Majeure. No Party shall be liable to the other Party for loss or damages or shall have any right to terminate this Agreement for any default or delay attributable to any Force Majeure, if the Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled, provided, however, that such affected Party commences and continues to use its Commercially Reasonable Efforts to cure such cause.

14.5     Correspondence and Notices.

         (a) Ordinary Notices. Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement shall be delivered by hand, sent by facsimile transmission (receipt verified), or by airmail to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

         (b) Extraordinary Notices. Extraordinary notices and other communications hereunder (including, without limitation, any notice of force majeure, breach, termination, change of address, exercise of rights to negotiate additional agreements, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

                  All correspondence to Wyeth-Ayerst shall be addressed as follows:

                        Wyeth-Ayerst Laboratories
                        555 East Lancaster Avenue
                        St. Davids, Pennsylvania  19087
                        Attn: Senior Vice President, Global Business Development
                        Fax:  (610) 688-9498

                                with a copy to:
                                American Home Products Corporation
                                5 Giralda Farms
                                Madison, New Jersey  07940
                                Attn:  Senior Vice President and General Counsel
                                Fax:  (973) 660-7156

                  All   correspondence  to  Neurocrine  shall  be  addressed  as
                  follows:

                        Neurocrine Biosciences, Inc.
                        10555 Science Park Road
                        San Diego, California 9211-1102
                        Attn: Director Product Licensing
                        Fax: 619-658-7602

                                with a copy to:
                                Neurocrine Biosciences, Inc.
                                10555 Science Park Road
                                San Diego, California 9211-1102
                                Attn:  Corporate Secretary
                                Fax: 619-658-7605

14.6 Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

14.7 Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.


14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

14.9 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.10 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware (without regard to conflict of law principles) and the Parties hereby submit to the exclusive jurisdiction of the federal courts of the state of California.

14.11 Severability. In the event that any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable law unless doing so would have the effect of materially altering the right and obligations of the Parties in which event this Agreement shall terminate and all the rights and obligations granted to the Parties hereunder shall cease and be of no further force and effect.

14.12 Entire Agreement of the Parties. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements including, without limitation, the Prior Agreement, whether oral or written, among the Parties respecting the subject matter hereof and thereof.

14.13 Independent Contractors. The relationship between Wyeth-Ayerst and Neurocrine created by this Agreement is one of independent contractors and neither Party shall have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

14.14 No Trademark Rights. Expect as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the name "Neurocrine Biosciences" "Wyeth-Ayerst," or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.

14.15 Accrued Rights; Surviving Obligations. Unless explicitly provided otherwise in this Agreement, termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit to any Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of the Agreement, including, without limitation, those obligations set forth in Articles Ten, Eleven and Twelve and Sections 5.8, 5.9, 9.4, 14.1 and
         14.5 hereof.

14.16 Export. Notwithstanding anything to the contrary set forth herein, all obligations of Neurocrine and Wyeth-Ayerst are subject to prior compliance with United States and foreign export regulations and such other United States and foreign laws and regulations as may be applicable and to obtaining all necessary approvals required by applicable agencies of the governments of the United States and foreign jurisdictions. Neurocrine and Wyeth-Ayerst will co-operate with one another and provide assistance to one another as reasonably necessary to obtain any required approvals.

         IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

AMERICAN HOME PRODUCTS CORPORATION,            NEUROCRINE BIOSCIENCES, INC.
acting through its
WYETH-AYERST LABORATORIES DIVISION



By /s/ Egon Berg                               By: /s/ Gary Lyons
Name:  Egon Berg                               Name:   Gary Lyons
Title: Vice President &                        Title:  President &
       Associate General Counsel                       Chief Executive Officer

Date: 03/02/98                                 Date: 03/02/98

                                    EXHIBIT A
                                  TRANSPORTERS
                                      [***]


                                    EXHIBIT B
                                  LEAD COMPOUND
                                      [***]


                                    EXHIBIT C
                                  PATENT RIGHTS
                                      [***]


                                    EXHIBIT D
                                 OHSU AGREEMENT
                                      [***]


                                    EXHIBIT E
                               THIRD PARTY PATENTS
                                      [***]


                                    EXHIBIT F
                          OTHER NEUROCRINE OBLIGATIONS
                                      [***]